File No. 33-30156


       As filed with the Securities and Exchange Commission on February 13, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                        REGISTRATION STATEMENT UNDER THE
                    [X]      SECURITIES ACT OF 1933

                    [ ] Pre-Effective Amendment No.


                    [X] Post-Effective Amendment No. 10


                                   and/or

                        REGISTRATION STATEMENT UNDER THE
                    [X]  INVESTMENT COMPANY ACT OF 1940


                    [X] Amendment No. 11


                        (Check appropriate box or boxes)

                         AUL AMERICAN SERIES FUND, INC.
                           (Exact Name of Registrant)


                One American Square, Indianapolis, Indiana 46282
                    (Address of Principal Executive Offices)


              Insurance Company's Telephone Number: (317) 263-1877


       Richard A. Wacker, One American Square, Indianapolis, Indiana 46282
                     (Name and Address of Agent for Service)


Title of Securities Being Registered:  Shares of common stock


It is proposed that this filing will become effective (Check appropriate Space)

_____             immediately upon filing pursuant to paragraph (b) of Rule 485


                  on        (date)       pursuant to paragraph (b) of Rule 485
_____


_____             60 days after filing pursuant to paragraph (a) of Rule 485

_____             on       (date)       pursuant to paragraph (a) of Rule 485


_____             75 days after filing pursuant to paragraph (a)(2)

  X               on   MAY 1, 1998 pursuant to paragraph (a)(2) of Rule 485
_____                  -----------


_____ this post-effective amendment designates a new effective date for a previously filed amendment.

                                       2

                              CROSS REFERENCE SHEET

              Required by Rule 404 under the Securities Act of 1933

     Showing Location in Part A (Prospectus) and Part B (Statement of Additional
Information) of Registration Statement of Information Required by Form N-1A

PART A - PROSPECTUS

Heading of Item                                                          Prospectus Caption
---------------                                                          ------------------

 1.  Cover Page........................................................  Cover Page
 2.  Synopsis..........................................................  General Description of the Fund
 3.  Condensed Financial Information...................................  Condensed Financial Information
 4.  General Description of Registrant.................................  General Description of the Fund;
                                                                          General Description of the Fund;
                                                                          Investment Objectives and Policies;
                                                                          Investment Restrictions;  Description
                                                                          of Securities and Investment Techniques
 5.  Management of the Fund............................................  Management of the Fund
 6.  Capital Stock and Other Securities................................  Portfolio  Transactions;  Description of
                                                                          the Fund's Shares;  Dividends, Distributions
                                                                          and Taxes
 7.  Purchase of Securities............................................  Purchase and Redemption of Shares
 8.  Redemption or Repurchase of Securities Being Offered..............  Purchase and Redemption of Shares
 9.  Legal Proceedings.................................................  Not Applicable


PART B - STATEMENT OF ADDITIONAL INFORMATION

Heading of Item                                                          Statement of Additional Information Caption
---------------                                                          -------------------------------------------

10.  Cover Page........................................................  Cover Page
11.  Table of Contents.................................................  Table of Contents
12.  General Information and History...................................  Management of the Fund
13.  Investment Objectives and Policies................................  Not Applicable
14.  Management of the Registrant......................................  Management of the Fund
15.  Control Persons and Principal Holders of Securities...............  Not Applicable
16.  Investment Advisory and Other Services............................  Management of the Fund
17.  Brokerage Allocation and Other Practices..........................  Portfolio Transactions and Brokerage
18.  Capital Stock and Other Securities................................  Capitalization; Voting Rights
19.  Purchase, Redemption and Pricing of Securities Being
        Offered........................................................  Net Asset Value
20.  Tax Status........................................................  Taxation
21.  Underwriters......................................................  Not Applicable
22.  Calculation of Yield Quotations of Money Market Funds.............  Performance Information
23.  Financial Statements..............................................  Financial Statements

                         AUL American Series Fund, Inc.
                               One American Square
                          Indianapolis, Indiana 46282
                                 (800) 634-1629

     AUL American Series Fund, Inc. (the "Fund") is an open-end, diversified management investment company currently consisting of eight separate investment portfolios (the "Portfolios"), each of which has its own investment objectives and policies. The eight Portfolios of the Fund are the AUL American Equity Portfolio ("Equity Portfolio"), the AUL American Bond Portfolio ("Bond Portfolio"), the AUL American Money Market Portfolio ("Money Market Portfolio"), the AUL American Managed Portfolio ("Managed Portfolio"), the AUL American Tactical Asset Allocation Portfolio ("Tactical Asset Allocation Portfolio"), the AUL American Conservative Investor Portfolio ("Conservative Investor Portfolio"), the AUL American Moderate Investor Portfolio ("Moderate Investor Portfolio"), and the AUL American Aggressive Investor Portfolio ("Aggressive Investor Portfolio").

     Shares of the Portfolios are sold to separate accounts of American United Life Insurance Company(R) ("AUL") to serve as the investment medium for variable life and annuity contracts issued by AUL (the "Contracts"). The separate accounts invest in shares of one or more of the Portfolios in accordance with allocation instructions received from owners or participants in the Contracts. Such allocation rights are described further in the Contract (or the Certificate thereunder) and, if applicable, in the prospectus offering the Contract.


     Information about the investment objective or objectives and policies of each Portfolio, along with a detailed description of the types of securities in which each Portfolio may invest, are set forth in this Prospectus. There can be no assurance that the investment objective or objectives for any Portfolio will be achieved.


This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information, ("SAI") dated May 1, 1998, containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and may be obtained by writing to or calling the Fund at the address or telephone number printed above.


SHARES OF THE FUND ARE AVAILABLE EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS AS AN INVESTMENT VEHICLE FOR VARIABLE LIFE AND ANNUITY CONTRACTS. THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE VARIABLE LIFE OR ANNUITY CONTRACT (OR CERTIFICATE THEREUNDER) AND, IF APPLICABLE, THE PROSPECTUS OFFERING THE VARIABLE LIFE OR ANNUITY CONTRACT. THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


INVESTMENT IN THE AUL AMERICAN MONEY MARKET PORTFOLIO (OR IN ANY OTHER PORTFOLIO) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE AUL AMERICAN MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES OR INSURANCE
COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   The date of this Prospectus is May 1, 1998.


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                                       2

                                TABLE OF CONTENTS
Description                                                                 Page

GENERAL DESCRIPTION OF THE FUND........................................        3

CONDENSED FINANCIAL INFORMATION........................................      3-5

THE FUND'S PERFORMANCE.................................................        6


INVESTMENT OBJECTIVES AND POLICIES........................................   6-9
  The Equity Portfolio....................................................     6
  The Bond Portfolio......................................................     7
  The Money Market Portfolio..............................................     7
  The Managed Portfolio...................................................     8
  The Tactical Asset Allocation Portfolio.................................     8
  The LifeStyle Portfolios:  The Conservative, Moderate, and Aggressive
      Investor Portfolios
    The Conservative Investor Portfolio...................................     8
    The Moderate Investor Portfolio.......................................     8
    The Aggressive Investor Portfolio.....................................     8
    Investment Strategy of the LifeStyle Portfolios.......................     8
      Equity Securities...................................................     8
      Bonds...............................................................     8
      Money Market Instruments............................................     8
      Foreign Securities .................................................     8

MANAGEMENT OF THE FUND..................................................... 9-11
  Investment Adviser-American United Life Insurance Company(R).............    9
  The Sub-Advisers.........................................................   10
    The Sub-Adviser to the LifeStyle Portfolios... ........................   10
    The Sub-Adviser to the Tactical Asset Allocation Portfolio.............   10
  Other Expenses...........................................................   10
  Portfolio Expenses.......................................................   11

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES........................11-15
  U.S. Government Securities...............................................   11
  Bonds Generally..........................................................   11
  High Yield Securities....................................................   11
  Mortgage-Related Securities..............................................   11
   GNMA Certificates.......................................................   11
   FNMA and FHLMC Mortgage-Backed Obligations..............................   11
   Other Mortgage-Backed Securities........................................   12
   Risks of Mortgage-Related Securities....................................   12
  Zero Coupon Bonds........................................................   12
  Foreign Securities.......................................................   12
  Forward Foreign Currency Contracts.......................................   12
  Repurchase Agreements....................................................   12
  Reverse Repurchase Agreements............................................   13
  Banking Industry and Savings Industry Obligations........................   13
  Options..................................................................   13
   Risks of Options Transactions...........................................   14
  Futures Contracts........................................................   14
   Risks of Futures........................................................   14
   Illiquid and Restricted Securities......................................   14
  Other Investment Companies...............................................   14
  Lending of Portfolio Securities..........................................


INVESTMENT RESTRICTIONS....................................................   15

PORTFOLIO TRANSACTIONS AND TURNOVER........................................   15

DESCRIPTION OF THE FUND'S SHARES...........................................   16

DIVIDENDS, DISTRIBUTION AND TAXES..........................................   16
  Federal Income Tax Status................................................   16
  Distributions and Dividends..............................................   16

PURCHASE AND REDEMPTION OF SHARES..........................................   16

NET ASSET VALUE............................................................   17

PERFORMANCE INFORMATION....................................................   17

LEGAL COUNSEL..............................................................   17

INDEPENDENT ACCOUNTANTS....................................................   17

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS......................   18

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

                         GENERAL DESCRIPTION OF THE FUND

     The Fund was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end, diversified management investment company.


     As a "series" type of mutual fund, the Fund issues shares of common stock relating to separate investment portfolios (the "Portfolios") currently consisting of the Equity Portfolio, Bond Portfolio, Money Market Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio, Conservative Investor Portfolio, Moderate Investor Portfolio, and Aggressive Investor Portfolio. Additional portfolios may be established in the future. An interest in the Fund is limited to the assets of the particular Portfolio in which shares are held, and shareholders of each Portfolio are entitled to a pro rata share of all dividends and distributions paid by the Portfolio.

     The Fund's shares currently are offered only to separate accounts of American United Life Insurance Company(R) ("AUL") to serve as an investment medium for variable life and annuity contracts issued by AUL. Shares of each Portfolio may be offered in the future to separate accounts of other affiliated or unaffiliated insurance companies to serve as an underlying investment vehicle for variable life and annuity contracts. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from owners and participants of the Contracts.


                         CONDENSED FINANCIAL INFORMATION
         Per Share Data and Ratios for the Year Ended December 31, 1997


     The following are selected per share data and ratios. Per share amounts presented are based on a share outstanding throughout the period from the commencement of operations, April 10, 1990, through December 31, 1997. The ratios for the period from April 10, 1990 through December 31, 1990 are annualized. The information in the tables is included in the Fund's financial statements that have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The tables should be read in conjunction with the Fund's financial statements, which are included in the Fund's Annual Report as of December 31, 1997. Financial information for the Conservative Investor
Portfolio, the Moderate Investor Portfolio, and the Aggressive Investor Portfolio is not available because these Portfolios had not commenced operations during the periods shown.


                                                                        EQUITY PORTFOLIO
                                                                        ----------------
                                                                                                                    April 10, 1990
                                                                                                                        through
                             1997          1996         1995           1994         1993        1992      1991     December 31, 1990
                             ----          ----         ----           ----         ----        ----      ----     -----------------
NET ASSET VALUE,                       $  14.21      $  12.27       $  12.68      $  11.49     $  10.49     $  9.58        $ 10.00
  BEGINNING OF PERIOD                  --------      --------       --------      --------     --------     -------        -------


INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income                     0.28          0.28           0.24          0.18         0.23        0.31           0.27
Net Realized and Unrealized
 gain (loss) on securities                2.44          2.12           0.26          1.58         0.92        2.23          (0.39)
                                          ----          ----           ----          ----         ----        ----          -----
   Total from Investment
     Operations                           2.72          2.40           0.50          1.76         1.15        2.54          (0.12)
                                          ----          ----           ----          ----         ----        ----          -----

LESS DISTRIBUTIONS
Dividends (from net
   investment income)                     0.28          0.27           0.24          0.18         0.23        0.31           0.27
Distributions (from capital
   gains)                                 0.00          0.19           0.67          0.39         0.32        0.92           0.03
                                          ----          ----           ----          ----         ----        ----           ----
   Total Distributions                    0.28          0.46           0.91          0.57         0.55        1.23           0.30
                                          ----          ----           ----          ----         ----        ----           ----

NET ASSET VALUE, END OF
   PERIOD                             $  16.65      $  14.21       $  12.27       $ 12.68     $  11.49     $ 10.89        $  9.58
                                      ========      ========       ========       =======     ========     =======        =======


TOTAL RETURN                             19.17%        19.45%          2.64%        14.80%       10.03%      25.58%         (1.60%)

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of
  period (in thousands)               $ 50,652      $ 35,299       $ 20,563      $ 11,468     $  6,969     $ 4,128       $  2,969
Ratio of expenses to
 average net assets                       0.70%         0.70%          0.73%         0.82%        0.84%       0.80%         1.00%(1)
Ratio of net investment
 income to average net
 assets                                   1.81%         2.08%          1.85%         1.46%        2.04%       2.75%         3.93%(1)
Portfolio Turnover Rate                     11%           10%            20%           10%          15%         43%            9%

(1) In 1990, the ratios were favorably affected by a guarantee of expenses by the Adviser that the ordinary operating expenses shall not exceed 1% of each Portfolio's average daily net assets. This guarantee continues month to month unless the Investment Advisory Agreement is terminated by either party on 30 days prior written notice.

                                       4


                   CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                             BOND PORTFOLIO
                                                                             --------------

                                                                                                                    April 10, 1990
                                                                                                                        through
                             1997       1996         1995           1994         1993        1992      1991     December 31, 1990
                             ----       ----         ----           ----         ----        ----      ----     -----------------

NET ASSET VALUE,
 BEGINNING OF PERIOD                 $  11.06      $   9.99       $  11.00      $  10.65     $  10.90     $ 10.32        $ 10.00
                                     --------      --------       --------      ---------    --------     -------        -------

INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                    0.62          0.67           0.64          0.66         0.70        0.79           0.55
Net Realized and Unrealized
 gain (loss) on securities              (0.39)         1.07          (1.01)         0.49         0.06        0.85           0.33
                                        ------         ----          -----          ----         ----        ----           ----
   Total from Investment
     Operations                          0.23          1.74          (0.37)         1.15         0.76        1.64           0.88
                                         ----          ----          -----          ----         ----        ----           ----

LESS DISTRIBUTIONS
Dividends (from net
 investment income)                      0.63          0.66           0.64          0.66         0.70        0.79           0.55
Distributions (from
 capital gains)                          0.01          0.01           ---           0.14         0.31        0.27           0.01
                                         ----          ----                         ----         ----        ----           ----
   Total Distributions                   0.64          0.67           0.64          0.80         1.01        1.06           0.56
                                         ----          ----           ----          ----         ----        ----           ----

NET ASSET VALUE,
 END OF PERIOD                       $  10.65      $  11.06       $   9.99      $  11.00     $  10.65     $ 10.90        $ 10.32
                                     ========      ========       ========      ========     ========     =======        =======

TOTAL RETURN                             2.23%        17.79%         (3.56%)       10.69%        7.19%      16.36%         12.07%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
 (in thousands)                     $  28,188      $ 25,429       $ 20,453      $ 14,721     $ 11,966     $11,749        $10,897
Ratio of expenses to
 average net assets                      0.71%         0.70%          0.73%         0.80%        0.79%       0.71%          1.00%(1)
Ratio of net investment
 income to average net
 assets                                  5.85%         6.28%          6.19%         5.95%        6.47%       7.46%          7.46%(1)
Portfolio Turnover Rate                    62%           55%            50%           29%          41%         61%             5%

                                                                               MONEY MARKET PORTFOLIO
                                                                               ----------------------

                                                                                                                    April 10, 1990
                                                                                                                        through
                             1997          1996         1995           1994         1993        1992      1991     December 31, 1990
                             ----          ----         ----           ----         ----        ----      ----     -----------------

NET ASSET VALUE,
 BEGINNING OF PERIOD                  $   1.00       $   1.00      $   1.00      $   1.00     $   1.00     $  1.00         $  1.00
                                      --------       --------      ---------     ---------    ---------    --------       --------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                     0.05           0.05           0.04          0.02         0.03        0.05           0.05
Net Realized and
 Unrealized gain
 (loss) on securities                      ---            ---            ---            ---         ---         ---            ---
                                      --------       --------       --------      --------     --------     -------        -------
   Total from
    Investment
    Operations                            0.05           0.05           0.04          0.02         0.03        0.05           0.05
                                          ----           ----           ----          ----         ----        ----           ----

LESS DISTRIBUTIONS
Dividends (from net
 investment income)                       0.05           0.05           0.04          0.02         0.03        0.05           0.05
Distributions (from
 capital gains)                            ---            ---            ---           ---          ---         ---            ---
                                      --------       --------       --------      --------      -------      ------         ------
   Total Distributions                    0.05           0.05           0.04          0.02         0.03        0.05           0.05

NET ASSET VALUE,
 END OF PERIOD                        $   1.00       $   1.00       $   1.00      $   1.00     $   1.00     $  1.00        $  1.00
                                      ========       ========       ========      ========     ========     =======        =======

TOTAL RETURN                              4.63%          5.09%          3.38%         2.33%        3.01%       5.53%         7.13%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of
 period (in thousands)                $ 40,227       $ 24,290       $ 15,496       $ 6,153     $  5,480     $ 5,420        $ 5,269
Ratio of expenses
 to average net assets                    0.70%          0.73%          0.75%         0.84%        0.85%       0.85%       1.00%(1)
Ratio of net investment
 income to average
 net assets                               4.64%          5.13%          3.71%         2.30%        2.98%       5.35%        7.10%(1)
Portfolio Turnover Rate                    ---            ---            ---           ---          ---         ---             ---

(1) In 1990, the ratios were favorably affected by a guarantee of expenses by the Adviser that the ordinary operating expenses shall not exceed 1% of each Portfolio's average daily net assets. This guarantee continues month to month unless the Investment Advisory Agreement is terminated by either party on 30 days prior written notice.

                                       5


                                              CONDENSED FINANCIAL INFORMATION (CONTINUED)

                                                                                  MANAGED PORTFOLIO
                                                                                  -----------------
                                                                                                                    April 10, 1990
                                                                                                                        through
                             1997          1996         1995           1994         1993        1992      1991     December 31, 1990
                             ----          ----         ----           ----         ----        ----      ----     -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                   $  12.42       $  11.00       $  11.75      $  10.92     $  10.86     $ 10.11        $ 10.00
                                        --------       --------       --------      --------     --------     -------        -------
INCOME FROM INVESTMENT
 OPERATIONS
Net Investment Income                      0.44           0.46           0.42          0.40         0.49        0.61           0.47
Net Realized and
 Unrealized gain
 (loss) on securities                      1.01           1.62          (0.45)         1.07         0.41        1.06           0.12
                                           ----           ----          -----          ----         ----        ----           ----
   Total from Investment
    Operations                             1.45           2.08          (0.03)         1.47         0.90        1.67           0.59
                                           ----           ----          -----          ----         ----        ----           ----
LESS DISTRIBUTIONS
Dividends (from net
 investment income)                        0.44           0.46           0.42          0.40         0.49        0.61           0.47
Distributions (from
 capital gains)                            0.03           0.20           0.30          0.24         0.35        0.31           0.01
                                           ----           ----           ----          ----         ----        ----           ----
   Total Distributions                     0.47           0.66           0.72          0.64         0.84        0.92           0.48
                                           ----           ----           ----          ----         ----        ----           ----

NET ASSET VALUE,
 END OF PERIOD                         $  13.40       $  12.42       $  11.00      $  11.75     $  10.92     $ 10.86        $ 10.11
                                       ========       ========       ========      ========     ========     =======        =======

TOTAL RETURN                              11.79%         19.13%         (0.92%)       12.98%        7.95%      16.73%          7.67%

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of
 period (in thousands)                 $ 43,092       $ 30,844       $ 24,558      $ 14,070     $  8,300     $ 6,185        $ 5,302
Ratio of expenses to
 average net assets                        0.70%          0.70%          0.73%         0.81%        0.82%       0.94%          0.98%
Ratio of net investment
 income to average
 net assets                                3.43%          3.86%          3.63%         3.49%        4.46%       5.74%         6.15%
Portfolio Turnover Rate                      34%            35%            34%            9%          33%         36%            2%

                                                                     TACTICAL ASSET ALLOCATION PORTFOLIO
                                                                     -----------------------------------
                                                                                                                    April 10, 1990
                                                                                                                        through
                             1997          1996         1995           1994         1993        1992      1991     December 31, 1990
                             ----          ----         ----           ----         ----        ----      ----     -----------------
NET ASSET VALUE,
 BEGINNING OF PERIOD                   $  10.44      $  10.00           N.A.         N.A.         N.A.         N.A.         N.A.
                                       --------      --------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                      0.28          0.16           N.A.         N.A.         N.A.         N.A.         N.A.
Net Realized and Unrealized
 gain (loss) on securities                 1.38          0.49           N.A.         N.A.         N.A.         N.A.         N.A.
                                       --------      --------
   Total from Investment
    Operations                             1.66          0.65           N.A.         N.A.         N.A.         N.A.         N.A.
                                       --------      --------

LESS DISTRIBUTIONS
Dividends (from net
 investment income)                        0.28          0.16           N.A.         N.A.         N.A.         N.A.         N.A.
Distributions (from
 capital gains)                            0.17          0.05           N.A.         N.A.         N.A.         N.A.         N.A.
                                       --------      --------
   Total Distributions                     0.45          0.21           N.A.         N.A.         N.A.         N.A.         N.A.
                                       --------      --------

NET ASSET VALUE,
 END OF PERIOD                        $   11.65      $  10.44           N.A.         N.A.         N.A.         N.A.         N.A.
                                      =========      ========

TOTAL RETURN(1)                           15.67%         6.49%          N.A.         N.A.         N.A.         N.A.         N.A.

RATIOS/SUPPLEMENTAL DATA(1)
Net Assets, end of
 period (in thousands)                $   2,145      $  1,139           N.A.         N.A.         N.A.         N.A.         N.A.
Ratio of expenses to
 average net assets                        1.00%         1.00%          N.A.         N.A.         N.A.         N.A.         N.A.
Ratio of net investment income
 to average net assets                     6.03%         3.70%          N.A.         N.A.         N.A.         N.A.         N.A.
Portfolio Turnover Rate                      25%            4%          N.A.         N.A.         N.A.         N.A.         N.A.

(1) Ratios calculated for period July 31, 1995 through December 31,1995 on annualized basis.

                             THE FUND'S PERFORMANCE


     The following table presents the total return for each Portfolio of the Fund. Total return represents a change in the value of an investment in the Fund, and includes reinvestments of dividends and distributions. Total Return for a Portfolio does not include deductions from a separate account for mortality and expense risk charges or for charges made under the terms of the Contracts, which are described in the Contracts (or Certificates thereunder), and if applicable, the prospectus for the separate account. Further information on Fund performance including Management's Discussion and Analysis is contained in the Fund's Annual Report, which is available without charge and may be obtained by writing to the Fund at One American Square, Indianapolis, IN 46282 or by calling the Fund at (800) 634-1629. Total return for the Conservative Investor Portfolio, the Moderate Investor Portfolio, and the Aggressive Investor Portfolio is not available because these Portfolios had not commenced operations during the periods shown.



                                                                                                                          Average
                                                                                                                          Annual
                                                                                                             Cumulative   Total
                                                                                                                Total    Return on
                                                                                                               Return   Investment
                                                                                                      Since     Since     Since
                 4/10/90      Year      Year        Year     Year      Year      Year      Year    Inception  Inception  Inception
                 through     Ending    Ending     Ending    Ending    Ending    Ending    Ending    through    through    through
Portfolio        12/31/90*  12/31/91  12/31/92   12/31/93  12/31/94  12/31/95  12/31/96  12/31/97   12/31/97  12/31/97   12/31/97
---------        ---------  --------  --------   --------  --------  --------- --------  --------   --------  --------   --------
Equity .......   (1.16%)      25.58%   10.03%     14.80%     2.64%     19.45%   19.17%
Bond .........    8.76%       16.36%    7.19%     10.69%    (3.56%)    17.79%    2.23%
Money Market .    5.19%        5.53%    3.01%      2.33%     3.38%      5.09%    4.63%
Managed ......    5.57%       16.73%    7.95%     12.98%    (0.93%)    19.13%   11.79%
Tactical Asset
  Allocation .     N.A.        N.A.      N.A.      N.A.      N.A.       N.A.    15.67%

*These figures are not annualized.

                       INVESTMENT OBJECTIVES AND POLICIES


     The  Fund  currently  offers  eight Portfolios  with  separate   investment
objectives as described below. There can be no assurance that any of the Portfolios will achieve its investment objective or objectives. Each Portfolio is subject to the general risk of changes in economic, business, or other financial conditions. As with any security, a risk of loss is inherent in an investment in Fund shares.


     The different types of securities and investment techniques used by the individual Portfolios all have attendant risks of varying degrees. For examples, with respect to equity securities, there can be no assurance of capital appreciation and there is a risk of market decline. With respect to debt securities, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Portfolio seeks different investment objectives, each is subject to varying degrees of financial and market risks.

     Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, in this Prospectus under "Description of Securities and Investment Techniques" and in the Statement of Additional Information (the "SAI").

     The Portfolios are subject to investment restrictions that are summarized under "Investment Restrictions" and that are set forth in the SAI. Those investment restrictions so designated in the SAI and the investment objective or objectives of each Portfolio are "fundamental policies" of the pertinent Portfolio, which means that they may not be changed without a majority vote of shareholders of the affected Portfolio. Except for the investment objective or objectives and those restrictions specifically identified as fundamental, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, and may be changed by the Fund's Board of Directors without shareholder approval.

THE EQUITY PORTFOLIO

     The primary investment objective of the Equity Portfolio is long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective. To achieve these objectives, the Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects.

     Typically, at least 65% of the Portfolio's assets will be invested in common stocks listed on a national securities exchange or actively traded over-the-counter on the NASDAQ national market system. The Portfolio may invest up to 35% of its assets in American Depository Receipts, preferred stock, debentures convertible into common stocks or which are accompanied by warrants for the purchase of common stock, nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements.

     When, in the judgment of the Adviser, financial, economic, and/or market conditions warrant a defensive strategy, the Portfolio may invest to a greater degree in nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements. In furtherance of its secondary objective of current income, the Portfolio may also write (i.e., sell) covered call options and secured put options on securities and securities indices. The Portfolio may purchase a put or call only to effect a "closing purchase transaction." The Portfolio will not invest in options for speculative purposes.

     The day-to-day management of the Equity Portfolio is the responsibility of Kathryn Hudspeth, CFA, Vice President, Equities. Ms. Hudspeth has been the Portfolio Manager of the Equity Portfolio since its inception and has been with AUL since 1989. Previously, Ms. Hudspeth has held positions with AUL which include Assistant Vice President, Equities, Equity Portfolio Manager and Director of Equity Investments. Before coming to AUL, she was employed by Bank One, Indianapolis, as a Vice President and Trust Officer in the Personal Trust Division.

THE BOND PORTFOLIO


     The primary investment objective of the Bond Portfolio is to provide a high level of income consistent with prudent investment risk. As a secondary objective, the Portfolio seeks to provide capital appreciation to the extent consistent with the primary objective. To achieve these objectives, the Portfolio invests primarily in corporate bonds and other debt securities. At least ninety percent of the corporate bonds in which the Portfolio may invest will be rated BBB or better by Standard & Poor's ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or, if not rated, of equivalent quality in the judgment of the Adviser. Debt securities that are rated BBB or higher by S&P and Baa or higher by Moody's, or unrated debt securities of equivalent quality, are considered to be "investment grade" debt securities. The Portfolio may also invest in U.S. Government securities, convertible debentures and privately issued mortgage-backed securities.


     The Portfolio may invest in debt securities whose maturity is considered long (10 years or more), intermediate (1-10 years), or short-term (1 year or less). The dollar-weighted average maturity of the Portfolio will vary from time to time, depending upon the judgment of the Adviser as to prevailing market conditions including the prospects for interest rate changes among different categories of fixed-income securities.


     It is intended that the portfolio securities generally will be of sufficient credit quality to provide a high level of protection against loss of principal or interest. In addition, the Portfolio will, under normal circumstances, be positioned to take advantage of any extra yield available on bonds rated below AAA or Aaa when the higher yield of such instruments is considered by the Adviser to be sufficient compensation for the risk involved. The Portfolio may invest no more than 10% of its assets, as of the time the investment is made, in securities rated less than BBB or Baa. Debt securities rated below-investment grade, or unrated securities determined to be of equivalent quality are considered to be "high yield/high risk" securities and may be referred to colloquially as "junk bonds." For more information on below-investment grade debt securities, including information regarding the risks of investing in such securities, see "High Yield Securities" below and Appendix I in the SAI.


     The Portfolio may also invest in money market instruments, repurchase agreements, and reverse repurchase agreements. In addition, the Portfolio may invest in dollar-denominated foreign securities, including corporate bonds and other debt securities that are consistent with the maturity and credit quality criteria described above. In pursuing its investment objectives, the Portfolio may engage in the writing (i.e., selling) of covered call and secured put options and the purchase of call options on debt securities to the extent described under "Options." The Portfolio will purchase a put option only to effect a closing purchase transaction. In addition, the Portfolio may purchase or sell interest rate futures contracts for hedging purposes as described under "Futures Contracts."


     The investment return on a debt security reflects interest earnings and changes in the market value of the security. The market value of the Portfolio's securities may be affected by, among other things, changes in interest rates since the price of debt obligations generally will rise and fall inversely with interest rates. Longer term debt obligations will generally have greater price volatility than shorter term obligations. Since shares of the Portfolio normally represent an investment primarily in debt securities with market prices that will vary, the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's investments increases or decreases. See "Bonds Generally" below for more information on debt securities and Appendix I in the SAI for further information concerning bond ratings.


     The day-to-day management of the Bond Portfolio is the responsibility of Kent Adams, CFA, Vice President, Fixed Income Securities. Mr. Adams has been the Portfolio Manager of the Bond Portfolio since its inception and has been with AUL since 1977. Previously, Mr. Adams has held positions with AUL which include Senior Securities Analyst, Investment Officer, and Assistant Vice President, Securities.

THE MONEY MARKET PORTFOLIO

     The investment objective of the Money Market Portfolio is to provide a high level of current income while preserving assets and maintaining liquidity and investment quality. The Portfolio attempts to achieve this objective by investing in short-term money market instruments that are of the highest quality. The Portfolio invests only in money market instruments denominated in U.S. dollars.

     The Portfolio will invest only in money market instruments that, at the time of acquisition, present minimal credit risk, are of the highest quality, and have a maturity or remaining maturity of 13 months or less (or that are subject to a repurchase agreement requiring repurchase from the Portfolio within 13 months or less). Such instruments may include the following: U.S. Government securities, repurchase agreements maturing in seven days or less with Federal Reserve System banks or with dealers in U.S. Government securities, reverse repurchase agreements, certificates of deposit and other obligations of banks or other depository institutions, debt securities, commercial paper, and variable amount floating rate notes and master notes.

     The Adviser shall determine whether a money market instrument presents minimal credit risk under procedures adopted by the Fund's Board of Directors. An instrument shall be considered to be of the highest quality under the following circumstances: (1) it is a U.S. Government security; (2) it (or another comparable short-term debt obligation of the same issuer) is rated (i) in the highest rating category (i.e., AAA or A-1 by S&P, Aaa or P-1 by Moody's, or AAA or D-1 by Duff & Phelps, Inc.) by any nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by only one NRSRO, by that NRSRO if the acquisition is approved or ratified by the Board of Directors; or
(3) it is not rated but it is of comparable quality as determined by the Adviser and the acquisition is approved or ratified by the Board of Directors. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the highest quality, the Adviser, under procedures approved by the Board of Directors (or the Board of Directors itself under certain circumstances) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

     Within certain limits, the Portfolio may invest in securities of registered investment companies with investment policies not substantially broader than those of the Portfolio.

     The Portfolio may invest up to 10% of its total assets in repurchase agreements maturing in more than seven days or in portfolio securities not readily marketable.

     The Portfolio will be managed so as to maintain a dollar-weighted average maturity of 90 days or less.

THE MANAGED PORTFOLIO

     The investment objective of the Managed Portfolio is to provide a high total return consistent with prudent investment risk. The Portfolio attempts to achieve this objective through a fully managed investment policy utilizing publicly traded common stock, debt securities (including convertible debentures), and money market securities. Total return is the sum of dividend and interest income and capital changes in the assets of the Portfolio. The composition of the Portfolio will vary from time to time, based upon the Adviser's evaluation of economic and market trends and the anticipated relative total return available from a particular type of security. Accordingly, at any given time, up to 100% of the Portfolio may be invested in any one sector such as common stocks, debt securities (including convertible debentures), or money market instruments.


     The Portfolio may invest in the common stock and debt securities which are eligible for purchase by the Equity Portfolio and Bond Portfolio, respectively. Accordingly, the Portfolio may invest up to 10% of its investments in debt securities that are rated below-investment grade. For more information on high yield debt securities, including information regarding the risks of investing in such securities, see "High Yield Securities" below and Appendix I in the SAI. The Portfolio also may invest in high quality money market instruments, i.e. money market instruments rated AA or A-2 or better by S&P, Aa or P-2 or better by Moody's, or AA or D-2 or better by Duff & Phelps, or if not rated, deemed of equivalent quality by the Adviser. In pursuing its investment objective, the Portfolio may engage in the writing of covered call and secured put options on equity and debt securities, and may purchase call options on debt securities to the extent described in "Options." In addition, the Portfolio may purchase or sell interest rate future contracts for hedging purposes as described in "Futures Contracts." The Portfolio may also enter into repurchase agreements and reverse repurchase agreements.


     The day-to-day management of the Managed Portfolio is the joint responsibility of Kathryn Hudspeth, Vice President, Equities and Kent Adams, Vice President, Fixed Income Securities, AUL. Biographical information for these individuals is listed in the descriptions of the AUL American Equity Portfolio and the AUL American Bond Portfolio.


THE TACTICAL ASSET ALLOCATION PORTFOLIO


     The investment objective of the Tactical Asset Allocation Portfolio is preservation of capital and competitive investment returns. The Portfolio seeks to achieve its objective by investing primarily in stocks, United States Treasury bonds, notes and bills, and money market funds as well as by lending its Portfolio securities to brokers, dealers, and other financial institutions. The Portfolio's approach seeks positive investment performance during advancing markets, and maintenance of positive investment performance in declining markets through reduction in equity exposure. For this purpose, the Portfolio's Sub-Adviser utilizes forecasting models which evaluate risk versus reward relationships of different asset classes. These models enable the Sub-Adviser to determine when to "tactically" adjust the asset allocation through a gradual shifting of assets among the various categories of investments. The Portfolio will seek to achieve income yield in excess of the dividend income yield of the Standard & Poor's Index of 500 Common Stocks.


     The principles by which the Sub-Adviser makes its stock selection are based on value investing combining the attempt to preserve principal while seeking above average returns. The Sub-Adviser seeks to identify companies whose stocks are reasonably priced and that the Sub-Adviser believes will perform better than the current expectations for earnings/cash flow over the next several years.

     The  Sub-Adviser's  focus  is on  primarily  high  quality,  liquid,  large capitalization stocks. The selection process starts with a "bottoms up" screening of the market to identify stocks that are statistically undervalued based on financial characteristics such as Price to Cash Flow, Price to Sales, Price to Earnings, Dividend Yield, and Return on Equity relative to the stock's historical norms. The Sub-Adviser seeks to preserve a "margin of safety" which is critical to the preservation of capital. However, the Sub-Adviser believes that investors' expecta-
tions and the company's operating performance ultimately determine which statistically "undervalued" stocks make good investments. The Sub-Adviser's research staff looks to the future to see which stocks are likely to provide investors with positive surprises, while avoiding negative surprises, taking into account projected future cash flows, earnings, and dividends. The Sub-Adviser's goal is to choose stocks which the market has undervalued based on "over reaction" to perceived risks.

     A stock's fundamentals dominate the selection process. However, technical analysis is used to improve the timeliness of the Sub-Adviser's trading decisions. The Sub-Adviser utilizes a series of linear statistical models that attempt to forecast total stock market returns for both short (12 to 18 months) and long (36 to 60 months) run time periods. These time series models assist the Sub-Adviser in comparing the risks and rewards of holding stocks versus treasury notes and money market funds, and assist the Sub-Adviser in determining when to "tactically" adjust the asset allocation through a gradual shifting of assets among stocks, U.S. Treasury bonds and notes, and money market funds. A combination of fundamental, technical, sentimental, and monetary variables are used in the forecasting models.

     The Portfolio seeks to invest its assets primarily in income producing common or preferred stock when the Sub-Adviser believes that the relevant market environment favors profitable investing in those securities. The Portfolio does not presently intend to invest more than 20% of its total assets in equity securities which do not pay a dividend. It is anticipated that almost all of the equity securities in which the Portfolio invests will be listed on a national securities exchange or on NASDAQ or will be traded in the U.S. over-the-counter market. The Portfolio may invest up to 25% of its total assets in equity securities of foreign issuers. It is anticipated that most of the Portfolio's investments in securities of foreign issuers will be American Depositary Receipts (ADRs). See "Foreign Securities" for a discussion of some of the risks involved in foreign investment.

     The portion of the Portfolio not invested in equity securities, which will vary from time to time, will be invested in debt obligations, including U.S. Government securities, corporate bonds and debentures, high-grade commercial paper, convertible securities, and certificates of deposit. The Portfolio may increase its investment in such securities when the Sub-Adviser determines that equity investment opportunities with desirable risk/reward characteristics are unavailable, or for temporary defensive purposes. The Portfolio may only invest in debt securities of U.S. issuers. The Portfolio may also invest in zero coupon bonds or "strips," which are described under "Zero Coupon Bonds" below.


     The Portfolio may invest in corporate debt securities that are rated within the four highest grades by Moody's (Aaa, Aa, A, or Baa) or S&P (AAA, AA, A, or
BBB). See "Bonds Generally" below for more information on debt securities. Investments in commercial paper are limited to obligations rated P-1 by Moody's or A-1 by S&P. See Appendix I in the SAI for further information concerning bond and commercial paper ratings.


     Dean Investment Associates serves as Sub-Adviser to the Portfolio, as described below under "The Sub-Adviser to the Tactical Asset Allocation
Portfolio." The Portfolio is managed by a team of 10 senior investment professionals (Central Investment Committee).

     John C. Riazzi, CFA, serves as the Senior Portfolio Manager of the Portfolio and Arvind Sachdeva, CFA, serves as Senior Equity Strategist. Mr. Riazzi joined the Sub-Adviser in March of 1989. Before being promoted to Vice President and Director of Consulting Services at the Sub-Adviser, Mr. Riazzi was responsible for client servicing, portfolio execution and trading operations. Mr. Riazzi has been a member of the Central Investment Committee and a Senior Institutional Portfolio Manager since 1990. He received a B.A. in Economics from Kenyon College in 1985 and was awarded the Chartered Financial Analyst designation in 1993.

     Mr. Sachdeva joined the Sub-Adviser in 1993. Prior to working at the Sub-Adviser, he was the Senior Security Analyst and Equity Portfolio Manager for Carillon Advisors, Inc., from January 1985 to September 1993. Carillon Advisors, Inc., is an investment subsidiary of the Union Central Life Insurance Co.

     Because of the Portfolio's flexible investment policy, portfolio turnover may be greater than for a portfolio that does not allocate assets among various types of securities.




THE LIFESTYLE PORTFOLIOS: THE CONSERVATIVE, MODERATE, AND AGGRESSIVE INVESTOR PORTFOLIOS

     The LifeStyle Portfolios are three individual portfolios that feature different allocations of assets to help them achieve their investment objectives. Each Portfolio's assets are invested, in differing proportions, in three broad asset classes -- equity securities, bonds, and money market instruments. Investments in those classes may be allocated to a number of different types of securities.

     Each of the LifeStyle Portfolios is designed to fit a different general risk profile. Investors are encouraged to choose the appropriate Portfolio or mix of Portfolios based upon their individual circumstances, including the anticipated timing of major investment goals, such as sending a child to college, retirement or purchasing a home, as well as their individual risk tolerance. As investment goals change, investors are encouraged to re-evaluate their Portfolio choices to determine whether they should move all or a portion of their investment to a Portfolio with a more appropriate objective and asset mix.

     Based upon the historic performance of the major asset classes (equity securities, bonds, and money market instruments) over many years, of the three Portfolios, the Aggressive Investor Portfolio, which has the highest exposure to equities, has the highest potential for the greatest long-term total return, but also presents the potential for the greatest volatility and losses. The Conservative Investor Portfolio, which has the highest exposure to fixed income securities, has more limited potential for long-term total return, but also presents the least potential for sustained volatility and losses. The Moderate Investor Portfolio presents a balance between the potential returns and volatility of the Aggressive Investor and the Conservative Investor Portfolios. Of course, there can be no assurance that any of the Portfolios will meet their investment objectives.

THE CONSERVATIVE INVESTOR PORTFOLIO

     The investment objective of the Conservative Investor Portfolio is high current income, with opportunities for capital appreciation. The Portfolio seeks this objective by investing in a strategically allocated portfolio consisting primarily of bond and money market instruments with the remainder of the Portfolio invested in equities. The Portfolio's emphasis on bonds and money market securities is intended to help provide gains through income accumulation and a measure of principal protection in the event that the stock market is in decline.

THE MODERATE INVESTOR PORTFOLIO

     The investment objective of the Moderate Investor Portfolio is a blend of capital appreciation and income. The Portfolio seeks this objective by investing in a strategically allocated portfolio of equities, bonds and money market instruments with a weighting that normally is slightly heavier in equities. The asset mix for this Portfolio is intended to provide long-term growth and some regular income, while helping to moderate losses in the event of stock market declines.

THE AGGRESSIVE INVESTOR PORTFOLIO

     The investment objective of the Aggressive Investor Portfolio is long-term capital appreciation. The Portfolio seeks this objective by investing in a strategically allocated portfolio consisting primarily of equities. Current income is not a primary consideration. The asset mix for this Portfolio is intended to provide long-term growth, together with a small amount of income to help cushion the volatility of the equity securities.

Investment Strategy of the LifeStyle Portfolios

     In diversifying investments among three major asset classes-- equity securities, bonds and money market instruments, each LifeStyle Portfolio has its own target mix that represents a "benchmark" as to how that Portfolio's investments ideally should be allocated among the major asset classes over the long term. Each LifeStyle Portfolio's target mix is set forth below:


                                Target Mixes

LifeStyle                                                  Money Market
Portfolio           Equity Securities       Bonds           Instruments
-----------------------------------------------------------------------

Conservative              35%                50%                15%
Moderate                  55%                35%                10%
Aggressive                80%                20%                 0%

     Although each LifeStyle Portfolio has a targeted asset allocation, AUL or the Portfolios' Sub-Adviser may adjust each Portfolio's asset mix based upon cash flow and an evaluation of market conditions and the anticipated returns and risks for various asset classes. The mix of a Portfolio will vary depending on the relative performance and perceived relative value of the various asset classes. However, each Portfolio has operating ranges that are intended to restrict the amount by which the assets of each class may fluctuate, so that an investment in any asset class will not normally be acquired if it would cause that asset class to fall below or rise above its operating range. Allocation to an asset class may occasionally exceed or fall below the Portfolio's operating range, such as at times of large cash inflows or outflows, but deviations are not normally expected. The operating ranges are set forth below:


                          Operating Ranges

LifeStyle        Equity                                   Money Market
Portfolio      Securities            Bonds                 Portfolios
---------------------------------------------------------------------

Conservative     25-50%              40-60%                   5-25%
Moderate         45-65%              25-45%                   0-20%
Aggressive       70-90%              10-30%                   0-15%


     The LifeStyle Portfolios are "strategic" rather than "tactical" allocation funds, which means that AUL and the Sub-Adviser do not try to time the market to identify the exact time when a major reallocation should be made. Instead, AUL and the Sub-Adviser utilize a longer-term (top-down, valuation driven) approach in pursuing the Portfolios' investment objectives.

     Within each asset class, each LifeStyle Portfolio's holdings are invested across a diversified group of industries and issuers based upon AUL's and the Sub-Adviser's investment criteria. AUL and the Sub-Adviser regularly review each LifeStyle Portfolio's investments and allocations and may make changes in the particular securities or in the asset mix (within the defined operating ranges) to favor investments that it believes will help achieve a Portfolio's objective.

     The LifeStyle Portfolios invest directly in equities, bonds and money market instruments. In the future, each Portfolio may seek its investment objective by investing primarily in other mutual funds and closed-end investment companies. Investments primarily in such funds may require an exemption from the SEC and there is no assurance that such an exemption would be granted.

     BEA Associates, a member of Credit Suisse Asset Management, serves as Sub-Adviser to a portion of the LifeStyle Portfolios, as described below under "The Sub-Adviser to the LifeStyle Portfolios," and in this capacity, manages the Portfolios' investments in growth-oriented equity securities and foreign equity securities. AUL manages the Portfolios' investments in all other asset classes.

     The Portfolio Manager for the growth-oriented equity securities in the LifeStyle Portfolios is Eric N. Remole. Mr. Remole joined BEA in 1997 as a Managing Director and Portfolio Manager and is responsible for the management of structured equity products. Mr. Remole began his career in 1978 as a systems analyst at Jaycor, Inc. He joined Bankers Trust in 1980 as an internal management consultant in securities operations. In 1984 he joined Citicorp Investment Management, Inc., Chancellor Capital Management, Inc.'s predecessor and was appointed Managing Director in April of 1993. Mr. Remole received a B.A. from Dartmouth College in 1978 and an M.S. in Operations Research from Stanford University in 1981.

     The Portfolio Manager for the international equity securities in the LifeStyle Portfolios is Steven Bleiberg. Mr. Bleiberg joined BEA in 1991 as a Vice President on the management and research team for International equities, specializing in the application of quantitative techniques for risk control and security selection. Mr. Bleiberg manages the Japanese portion of BEA's international portfolios. He also contributes to the asset allocation process for international and global portfolios. Mr. Bleiberg spent two years as a portfolio manager at Matrix Capital Management, where he was responsible for all of the firm's active equity assets. Prior to Matrix, he spent 5 years at BEA in the equity research department. He received a B.A. from Harvard University and an M.S. from the Sloan School of Management at MIT.

Equity  Securities.  The  equity  portion  of each  LifeStyle  Portfolio  may be invested in any type of domestic or foreign equity security, primarily common stocks, that meet certain standards of selection. In addition to investing in common stocks, the LifeStyle Portfolios may invest in preferred stock, convertible preferred stock, convertible debt securities, warrants, depository receipts, and other securities believed to have equity characteristics. The equity portion of each Portfolio may be diversified among small, medium and large companies. Both growth and value investment disciplines are normally utilized in managing the equity portion of each Portfolio. The growth discipline attempts to identify companies whose earnings and revenue trends are believed by the Sub-Adviser to demonstrate, or have the prospects for demonstrating, accelerating earnings and revenues as compared to prior periods, competitors, or market expectations. The value investment discipline attempts to identify companies that are believed by AUL to be temporarily undervalued. It is believed that value investing tends to provide less volatile results over the long term.

Bonds. The bond portion of each LifeStyle Portfolio may be invested in U.S. Treasury securities, securities issued or guaranteed by the U.S. Government or a foreign government, or an agency or instrumentality of the U.S. or a foreign government, and non-convertible debt obligations issued by U.S. or foreign corporations. The LifeStyle Portfolios may also invest in mortgage-backed and other mortgage-related securities as described under "Mortgage-Related Securities" and in other asset-backed securities. The bond portion of a Portfolio may be diversified among the various types of fixed income investment categories described above. The Sub-Adviser's strategy is to actively manage the LifeStyle Portfolio by investing the Portfolio's assets in sectors it believes are undervalued (relative to the other sectors) and which represent better relative long-term investment opportunities.

For the fixed income portion of its assets, each Portfolio invests primarily in debt securities that, at the time of investment, are "investment grade." These include bonds rated BBB or better by S&P or Baa or better by Moody's or, if not rated, of equivalent quality in the judgment of AUL. See "Bonds Generally" below for more information on debt securities. In addition, 30% of each Portfolio's fixed income assets may be invested in "high yield" securities which are debt securities rated, at the time of investment, lower than Baa by Moody's or BBB by S&P or of equivalent quality as deemed by the Sub-Adviser. "High Yield" bonds are not considered to be investment grade and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. See "High Yield Securities" below and Appendix I in the SAI for further information concerning bond ratings.

Money Market Instruments. The cash equivalent portion of a LifeStyle Portfolio's securities may be invested in money market instruments (denominated in U.S. dollars or foreign currencies), including U.S. Government obligations, obligations of domestic and foreign banks, short-term corporate debt instruments and repurchase agreements. The LifeStyle Portfolios may only invest in money market instruments that are rated AAA or A-1 by S&P, Aaa or P-1 by Moody's, or AAA or D-1 by Duff & Phelps, Inc., or, if not rated, are of equivalent investment quality as determined by AUL.

Foreign Securities. Each of the Portfolios may invest in the securities of foreign issuers. In determining the allocation of assets among U.S. and foreign issuers, AUL and the Sub-Adviser consider the condition and growth potential of the various economies; the relative valuations of the markets; and social, political, and economic factors that may affect the markets. The Conservative Investor Portfolio will generally invest not more than 20% of its assets in foreign securities; the Moderate Investor Portfolio will generally invest not more than 30% of its assets in foreign securities; and the Aggressive Investor Portfolio will generally invest not more than 35% of its assets in foreign securities. These percentages are measured at the time of investment.

     The LifeStyle Portfolios may make investments in foreign securities either directly or indirectly by purchasing depository receipts or depository shares of similar instruments ("depository receipts"). Depository receipts are securities that are listed on exchanges or quoted in the domestic over-the-counter markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter markets. Subject to its investment objective and policies, each Portfolio may invest in common stocks, convertible securities, preferred stocks, bonds, notes and other debt securities of foreign issuers and debt securities of foreign governments and their agencies. The credit quality standards applicable to domestic securities purchased by each LifeStyle Portfolio are also applicable to its foreign securities investments. The LifeStyle Portfolios may also invest a portion of their international holdings in securities of issuers in emerging market (developing) countries. See "Foreign Securities" below for more information. In connection with investments in securities denominated in foreign currencies, AUL and the Sub-Adviser may seek to hedge all or a part of a Portfolio's foreign currency exposure through the use of forward foreign currency contracts. See "Forward Foreign Currency Contracts" below.

                             MANAGEMENT OF THE FUND

     The business and affairs of the Fund are managed under the direction of its Board of Directors according to applicable laws of the State of Maryland and the Fund's Articles of Incorporation and Bylaws. Information about the directors and the Fund's executive officers may be found in the SAI under the heading "Management of the Fund."

INVESTMENT ADVISER-AMERICAN UNITED LIFE INSURANCE COMPANY(R)


     The Fund has entered into an Investment Advisory Agreement (the "Agreement") with AUL (the "Adviser"). The Adviser is a legal reserve mutual life insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated under the laws of the State of Indiana in 1933. It is qualified to do business in 48 states and the District of Columbia. As a mutual company, it is owned by and operated exclusively for the benefit of its policyowners. The Adviser has its principal business office located at One American Square, Indianapolis, IN 46282.

     The Adviser conducts a conventional life insurance, reinsurance, and annuity business, and manages pension and other accounts. At December 31, 1997, the Adviser had admitted assets of $_____________ and had a policyowners' surplus of $___________. The Adviser is registered with the SEC as an investment adviser. Such registration does not involve supervision by the SEC over investment advice.

     Subject to overall supervision of the Board of Directors, the Adviser exercises overall responsibility for the investment and reinvestment of the Fund's assets. In so doing, the Adviser manages the day-to-day investment operations of each Portfolio, except the Tactical Asset Allocation Portfolio and a portion of each LifeStyle Portfolio, and the composition of the investment portfolio of such Portfolios, including the purchase, retention, and disposition of the investments, securities, and cash contained therein in accordance with the Portfolios' investment objectives and policies as stated in the Fund's Prospectus as may be from time to time in effect.

     AUL has engaged Sub-Advisers to manage the assets of the Tactical Asset Allocation Portfolio and a portion of the assets of each LifeStyle Portfolio as described below.


     At the Fund's request, the Adviser provides, without charge, personnel (who may be the Fund's officers) to render certain clerical, accounting, administrative and other services to the Fund as may from time to time be requested. Also, the Adviser furnishes to the Fund, without additional charge, such administrative and management supervision and office facilities (which may be the Adviser's own offices) as the Adviser may believe appropriate or as the Fund may reasonably request. However, the Fund may also hire its own employees and contract for services to be performed by third parties.


     Under the Investment Advisory Agreement, the Adviser is compensated for its services, by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio. For the Equity, Bond, Money Market and Managed Portfolios, the Fund pays the Adviser a fee at an annual rate of .50% of the Portfolio's average daily net assets. For the Tactical Asset Allocation Portfolio, the Fund pays the Adviser a fee at an annual rate of .80% of the Portfolio's average daily net assets. For the LifeStyle Portfolios, the Fund pays the Adviser a fee at an annual rate of .70% of the average daily net assets of each Portfolio.

The Sub-Advisers

     Dean  Investment  Associates  is  the  Sub-Adviser  to the  Tactical  Asset
Allocation Portfolio. BEA Associates, a member of Credit Suisse Asset Management, is Sub-Adviser to a portion of the assets of each LifeStyle Portfolio. Subject to the supervision of the Investment Adviser and the Fund's Board of Directors, the Sub-Advisers are responsible for the actual management of their respective Portfolios or portion thereof, and for making decisions to buy, sell or hold any particular security, and they place orders to buy or sell securities on behalf of their respective Portfolios.

     The Sub-Advisers serve the Portfolios under sub-advisory agreements. These agreements may be terminated upon notice by the Fund's Board of Directors or the Investment Adviser, or by shareholder action. In the event that an agreement with a Sub-Adviser is terminated, the Investment Adviser may assume portfolio management responsibilities.


THE SUB-ADVISER TO THE TACTICAL ASSET ALLOCATION PORTFOLIO

     AUL has engaged Dean Investment Associates, a Division of C.H. Dean and Associates, Inc., to serve as Sub-Adviser to the Tactical Asset Allocation
Portfolio. Dean Investment Associates is located at 2480 Kettering Tower, Dayton, Ohio 45423-2480, and is a registered investment adviser with the SEC. Dean Investment Associates is wholly-owned by C.H. Dean and Associates, Inc. Founded in 1972, Dean Investment Associates manages portfolios for individuals and institutional clients worldwide. Dean Investment Associates provides a full range of investment advisory services and currently has over $4 billion of assets under management.

     For its services, the Sub-Adviser receives fees from the Investment Adviser (and not the Portfolio) in the amount of (i) 68.75% of the advisory fees received by the Investment Adviser with respect to the Tactical Asset Allocation Portfolio, less (ii) 50% of the amount of any excess expenses paid by the Investment Adviser on behalf of the Portfolio pursuant to the expense guarantee described below.


THE SUB-ADVISER TO THE LIFESTYLE PORTFOLIOS:

     AUL has engaged BEA Associates, a member of Credit Suisse Asset Management, to serve as Sub-Adviser to a portion of the LifeStyle Portfolios. BEA Associates is located at One Citicorp Center, 153 East 53rd Street, New York, New York 10022, and is a registered investment adviser with the SEC. BEA Associates will be responsible for managing the growth-oriented equity and international equity portions of the LifeStyle Portfolios. BEA is a diversified investment adviser managing global equity, fixed-income and derivative securities accounts for corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. As of September 30, 1997, BEA managed approximately $34.6 billion in assets. BEA currently acts as investment adviser for eleven other investment companies registered under the 1940 Act, and acts as sub-adviser to certain portfolios of twelve other registered investment companies.

     For its services, the Sub-Adviser receives fees from the Investment Adviser (and not the LifeStyle Portfolios) as follows:

   for domestic equity securities: .60% on the first $25 million of assets, .55% on the next $25 million of assets, .50% on the next $25 million of assets, and .45% thereafter, and for international equities: .80% on the first $25 million of assets, .70% on the next $25 million of assets, and .60% thereafter.


OTHER EXPENSES


     The Fund is responsible for bearing all costs of its operations. Such costs include fees to the Adviser, shareholder servicing costs, directors' fees and expenses, legal and auditing fees, custodian fees, registration fees, and others. Sub-advisory fees paid to Dean Investment Associates and BEA Associates, are borne by the Adviser and not the Portfolios. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. The Adviser has currently agreed to reduce its fee with respect to a Portfolio to the extent necessary to prevent the Portfolio's ordinary operating expenses from exceeding 1.0% of the Portfolio's average daily net assets during the year. In the event that this fee arrangement is insufficient to prevent a Portfolio's aggregate ordinary operating expenses from exceeding 1.0% of the Portfolio's average daily net assets during the year, the Adviser has further agreed to assume a Portfolio's expenses to the extent necessary to limit such expenses to 1.0% of the Portfolio's average daily net assets during the year. Ordinary operating expenses include the advisory fee but do not include interest, taxes, brokerage commissions and other transactional expenses and, if any, legal claims and liabilities, litigation costs and indemnification payments in connection with litigation, and other extraordinary expenses. If the Adviser has reduced its fee with respect to a Portfolio in any given year, in any of the next five succeeding years in which the Portfolio's ordinary operating expenses do not exceed 1.0% of average daily net assets, the Adviser's fee will be increased with respect to that Portfolio by an amount equal to any prior fee reduction; provided that such fee increase does not cause the Portfolio's expenses to exceed 1.0% of the Portfolio's average daily net assets in that year. The Adviser may terminate the policy of reducing its fee and/or assuming Fund expenses upon 30 days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement.

PORTFOLIO EXPENSES


     On  December 31 of  the  years 1997,  1996,  1995,  1994, 1993, 1992, 1991, and for the period from April 10, 1990 (the date the Fund commenced operations) through December 31, 1990, the total expenses of each Portfolio of the Fund were the following percentages of average daily net assets for the periods shown. The Tactical Asset Allocation Portfolio commenced operations July 31, 1995. Portfolio Expenses for the Conservative Investor Portfolio, the Moderate Investor Portfolio, and the Aggressive Investor Portfolio, are not available because these Portfolios had not commenced operations during the periods shown.

                                                                                                                       Tactical
             Year                    Equity               Bond                  Money Market           Managed            Asset
             ----                    ------               ----                  ------------           -------            -----
             1997
             1996                    .70%                 .71%                  .70%                   .70%              1.00%
             1995                    .70%                 .70%                  .73%                   .70%              1.00%(1)
             1994                    .73%                 .73%                  .75%                   .73%               N.A.
             1993                    .82%                 .80%                  .84%.                  .81%               N.A.
             1992                    .84%                 .79%                  .85%                   .82%               N.A.
             1991                    .80%                 .71%                  .85%                   .94%               N.A.
             1990                    1.00%               1.00%                 1.00%                   .98%               N.A.

(1) Ratio calculated for period July 31, 1995 through December 31, 1995 on an annualized basis.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     All of the Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of or obligations guaranteed by the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates). With respect to these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, are guaranteed by the U.S. Government to be paid in full. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of nor obligations guaranteed by the Treasury. However, they involve federal sponsorship in one way or another: some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, and Federal Home Loan Banks.


BONDS GENERALLY

     As described above, the Bond Portfolio, the Money Market Portfolio, the Managed Portfolio, the Tactical Asset Allocation Portfolio, and the LifeStyle Portfolios may invest in corporate bonds or debt securities, which may include, without limit, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock.

     The investment return on a debt security reflects interest earnings and changes in the market value of the security. The market value of each Portfolio's securities may be affected by, among other things, changes in interest rates, and the price of debt obligations will generally rise and fall inversely with interest rates. Longer term debt obligations will normally have greater price volatility than shorter term obligations.

     A debt security also presents the risk that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer-term protection may be lacking. Any bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. In the event that ratings decline after the Portfolio's investment in debt securities, the Adviser or Sub-Adviser will consider all such factors as it deems relevant to the advisability of retaining such securities. See Appendix I in the SAI for further information concerning bond ratings.

HIGH YIELD SECURITIES

     The Bond Portfolio may invest up to 10% of its assets, measured at the time of investment, the Managed Portfolio may invest up to 10% of its fixed income assets, measured at the time of investment, and each of the LifeStyle Portfolios may invest up to 30% of its fixed income assets, measured at the time of investment, in high yield securities. High yield/high risk debt securities are those rated lower than Baa and BBB, or, if not rated by Moody's or S&P, of equivalent quality and which are commonly referred to as "junk bonds." Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. Debt securities rated lower than investment grade by either S&P or Moody's, but not the other, are not considered to be high yield securities for purposes of the Portfolios' limits on investments in high yield securities.

     In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. If the issuer of high yield securities defaults, a Portfolio may incur additional expenses to seek recovery. Risk of default or bankruptcy may be greater in periods of  economic  uncertainty  or  recession,  as the  issuers of high yield securities may be less able to withstand general economic downturns. Accordingly, while the prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, high yield securities may be expected to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

     The secondary market in which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond; and could adversely affect the daily net asset value of the Portfolio's shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks, as credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Accordingly, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality securities.


MORTGAGE-RELATED SECURITIES


     The LifeStyle Portfolios, Bond Portfolio, Managed Portfolio, and Tactical Asset Allocation Portfolio may invest in GNMA certificates, FNMA and FHLMC mortgage-backed obligations and privately issued mortgage-backed securities.


     GNMA Certificates: Government National Mortgage Association ("GNMA") certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds since principal is repaid monthly over the term of the loan rather than returned in a lump-sum at maturity. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The Custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates, typically, will be substantially less, since the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

     FNMA and FHLMC Mortgage-Backed Obligations: The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States, issues participation certificates which represent interests in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. Government. As in the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

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                                       12


     Other Mortgage-Backed Securities: Mortgage-backed securities are also issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can provide that they are callable by the issuer prior to maturity).

     It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities will be considered.

     Risks of Mortgage-Related Securities: In the case of mortgage pass-through securities such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.

ZERO COUPON BONDS


     The Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio and each of the LifeStyle Portfolios may invest in zero coupon bonds or "strips." Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accredit discount (representing interest accrued but not paid) are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The issuers of all zero coupon bonds, and the obligor of all "strips" purchased by the Portfolio, will be the U.S. Government and its agencies or instrumentalities. The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio and each of the LifeStyle Portfolios may also invest in step coupon securities. For a description of these securities, see "Zero Coupon and Step Coupon Securities" in the SAI.


FOREIGN SECURITIES


     As described above, the LifeStyle Portfolios may invest a certain percentage of their assets in the securities of foreign issuers, including debt securities of foreign governments and their agencies, when these securities meet applicable standards of selection. The Tactical Asset Allocation Portfolio may also invest up to 25% of its total assets in equity securities of foreign issuers. It is anticipated that most of the Tactical Asset Allocation Portfolio's investments in securities of foreign issuers will be American Depositary Receipts (ADRs). The Equity Portfolio may also invest in ADRs. ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.


     Foreign securities may be subject to foreign government taxes which would reduce the income yield on such securities. Foreign investments involve certain risks, such as political or economic instability of the issuer or of the country of issue, the difficulty of predicting international trade patterns, fluctuating exchange rates and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations or of the U.S. Government. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the United States, and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Finally, in the event of a default on any such foreign securities, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuers of such securities. See the Statement of Additional Information regarding additional risks associated with foreign countries.


     The LifeStyle Portfolios may invest a portion of their international holdings in securities of issuers in emerging market (developing) countries. Investing in emerging market countries involves significantly higher risk than investing in countries with developed markets as a result of uncertainty regarding the companies and the markets in which they operate. Securities prices can be more volatile than in developed countries as a result of investor concerns regarding the stability of the government, internal economic pressures, and the impact of external economic factors. In addition, securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially resulting in a lack of liquidity and in volatility in the price of securities traded on those markets. Also, securities markets in emerging market countries typically offer less regulatory protection for investors.

FORWARD FOREIGN CURRENCY CONTRACTS

     The LifeStyle Portfolios and the Tactical Asset Allocation Portfolio may invest in forward foreign currency contracts. A forward foreign currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price set at the time of the contract. A Portfolio could engage in a forward foreign currency transaction in anticipation of or to protect itself against fluctuations in currency exchange rates. Although forward foreign currency contracts typically will involve the purchase or sale of a foreign currency against the dollar, a Portfolio also may purchase or sell one foreign currency forward against another foreign currency. In addition, a Portfolio may hedge a foreign currency with forward contracts on another ("proxy") currency of which changes in value generally correlate with the currency to be hedged. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries in which the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

     A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency to "lock in" the U.S. dollar price of a security purchased or sold by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A Portfolio will not speculate in forward foreign exchange.

     Employing hedging strategies with forward currency contracts does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Forward foreign currency contracts involve some transactional expense for a Portfolio. Although forward foreign currency contracts will be used primarily to protect a Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, and a Portfolio's total return could be adversely affected as a result.

REPURCHASE AGREEMENTS

     All of the Portfolios may invest in repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a recognized securities dealer) to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate of return unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Portfolio to maintain liquidity and earn income over periods of time as short as overnight.

     The underlying securities on repurchase agreements are ordinarily U.S. Government securities, but may be other securities in which the Portfolio might otherwise invest. A Portfolio will enter into repurchase agreements only if they are fully collateralized. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the Portfolio.


     A repurchase agreement subjects a Portfolio to the risk of the inability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller's obligation. In addition, a Portfolio will enter into repurchase agreements only with parties that the Adviser or Sub-Adviser considers creditworthy. In the event the seller does default, the Portfolio may incur (i) a loss if the value of the collateral declines and (ii) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.


REVERSE REPURCHASE AGREEMENTS


     All of the Portfolios may invest in reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Reverse repurchase agreements may be considered borrowings by a Portfolio under the 1940 Act. A Portfolio will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, a Portfolio will limit its investments in such reverse repurchase agreements and other borrowings to no more than one-third of the current market value of the Portfolio's total assets. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.


BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     All Portfolios may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Portfolios may also invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. See "Foreign Securities" discussion in this section for further information regarding risks associated with investment in foreign securities.


     The Portfolios will not invest in obligations issued by a commercial bank or S&L unless the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by S&P or Moody's, or, if the institution has no outstanding securities rated by S&P or Moody's, such institution, in the determination of the Adviser or Sub-Adviser, has creditworthiness similar to institutions having outstanding securities so rated.


     See the SAI "Description of Securities and Investment Techniques" for further information regarding these obligations.

OPTIONS


     In pursuing their investment objectives,  the LifeStyle Portfolios,  Equity
Portfolio,   Bond  Portfolio,  and  Managed  Portfolio  may  engage  in  certain transactions in put and call options.

     The LifeStyle Portfolios, Equity Portfolio, Bond Portfolio, and Managed Portfolio may each write (i.e., sell) call options ("calls") in furtherance of its respective investment objective or objectives if (i) after any sale, not more than 25% of that Portfolio's total as- sets are subject to calls; (ii) the calls are traded on a domestic securities exchange or board of trade; and (iii) the calls are "covered."

     The LifeStyle Portfolios, Equity Portfolio, Bond Portfolio, and Managed Portfolio may also write put options ("puts") if (i) after any sale, the aggregate of the exercise prices of all outstanding puts written by the Portfolio do not exceed 25% of the Portfolio's total assets; (ii) the puts are traded on a domestic securities exchange or board of trade; and (iii) the puts are "secured." Each of these Portfolios may purchase a put only in a closing purchase transaction to terminate an obligation on a put which it has written.


     A Portfolio may write a call or put option only if the option is "covered" or "secured" by the Portfolio holding a position in the underlying securities.


     The LifeStyle Portfolios, Bond Portfolio, and Managed Portfolio may each purchase call options ("calls") on securities to protect against substantial increases in prices of securities the Portfolio may wish to purchase pending its ability to invest in such securities in an orderly manner. The Equity Portfolio may purchase a call only in a closing purchase transaction to terminate its obligation on a call which it has written. A portfolio may sell calls it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call which is sold.

     Risks of Options Transactions: The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

     Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying call options offers large amounts of leverage, which could result in the Portfolios' net asset value being more sensitive to changes in the value of the underlying securities.

FUTURES CONTRACTS


     The Bond Portfolio and the Managed Portfolio may invest in interest rate futures contracts. The LifeStyle Portfolios may invest in interest rate and stock index futures contracts. These investments may be made solely for the purpose of hedging against changes in the value of a Portfolio's securities or securities intended to be purchased due to anticipated changes in interest rates, market conditions, stock or currency prices and not for purposes of speculation.


     As a hedging strategy, a Portfolio might purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable a Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase of the market price of the long-term debt security which the Portfolio intended to purchase in the future. A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates.


     The LifeStyles Portfolios may purchase and sell stock index futures contracts to hedge their securities portfolios. A LifeStyle Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a LifeStyle Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the LifeStyle Portfolio intends to sell. Similarly, to protect against a market advance when the LifeStyle Portfolio is not fully invested in the securities market, the LifeStyle Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

     Risks of Futures: There are several risks associated with the use of futures for hedging purposes. While a Portfolio's hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted. The successful use of futures is dependent on the Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market and no assurance can be given that the Adviser's or Sub-Adviser's judgment in this respect will be correct.


     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.


     The Bond and Managed Portfolios will only enter into futures contracts which are standardized and traded on a U.S. exchange or board of trade. The LifeStyle Portfolios may also invest in futures contracts on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC"). Foreign exchanges generally are principal markets so that no common clearing facility exists, and a Portfolio might be able to look only to the broker for performance of the contract. Amounts received for foreign futures may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. Trading in foreign futures contracts may not be afforded certain of the protective measures provided by U.S. law and regulation, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

     A Portfolio will not enter into a futures contract if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the Portfolio's total assets.

ILLIQUID AND RESTRICTED SECURITIES

     A Portfolio may invest in an illiquid or restricted security if the Adviser or Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the security. Its illiquidity might prevent the sale of such a security at a time when the Adviser or Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. A Portfolio may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

     Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid, and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The LifeStyle Portfolios may not invest more than 15% of its total assets in illiquid securities, measured at the time of investment. The Equity, Bond, Money Market and Tactical Asset Allocation Portfolios may invest up to 10% of the total assets of the Portfolio in illiquid securities, measured at the time of investment.


OTHER INVESTMENT COMPANIES


     Each of the Portfolios may invest in shares issued by other investment companies. The LifeStyle Portfolios, subject to SEC approval, intend to invest an unlimited portion of their assets in other investment companies. The Tactical Asset Allocation Portfolio may invest up to 10% of its total assets in money market funds, within limits imposed by the 1940 Act upon investment by the Portfolio in other investment companies. If the forecasting models employed by the Sub-Adviser of the Tactical Asset Allocation Portfolio predict a decline in the stock market, the Sub-Adviser expects to reduce equity exposure and increase the Portfolio's cash position, including investment in money market funds. Except for the LifeStyle Portfolios, a Portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase, (1) acquire more than 3% of the outstanding voting shares of the investment company, (2) invest more than 5% of the Portfolio's total assets in the investment company, or (3) invest more than 10% of the Portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a Portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.


LENDING OF PORTFOLIO SECURITIES

     The Portfolios may, from time to time, lend securities from their Portfolios to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities. Such loans may not have terms longer than 30 days and will be terminable at any time. The Portfolios may also pay reasonable fees to persons unaffiliated with the Portfolios for services in arranging such loans.


                             INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions applicable to each of the Portfolios. The restrictions are stated in the SAI, and some are briefly described in this paragraph. A Portfolio will not, with respect to 75% of its assets, invest more than 5% of its assets in securities of any one issuer, except that this restriction does not apply to U.S. Government securities. A Portfolio will not, with respect to 75% of its assets, invest in more than 10% of any one issuer's outstanding voting securities. No Portfolio will concentrate more than 25% of its assets in any particular industry, except that this restriction does not apply to U.S. Government securities and, with respect to the Money Market Portfolio, to securities or obligations (other than commercial paper) issued by domestic branches of U.S. banks. In addition, no Portfolio will borrow money or pledge its assets, with certain exceptions that are set forth under "Investment Restrictions" in the SAI.

     Each Portfolio is subject to the above-referenced and other investment restrictions, all of which are stated in the SAI. Those restrictions, together with each Portfolio's investment objective or objectives as set forth under "Investment Objectives and Policies," are fundamental policies of each existing Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting shares of a Portfolio means the vote at an annual or special meeting of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting shares of such Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio, whichever is less.

                       PORTFOLIO TRANSACTIONS AND TURNOVER


     Pursuant to the Investment Advisory Agreement (and the Sub-Advisory Agreements with respect to the Tactical Asset Allocation Portfolio and the LifeStyle Portfolios), the Adviser or Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund's Portfolios with brokers or dealers selected by it in its discretion. In executing transactions, the Adviser or Sub-Adviser will attempt to obtain the best execution for a Portfolio taking into account such factors deemed appropriate by the Adviser or Sub-Adviser. In effecting purchases and sales of portfolio securities for the account of the Fund, the Adviser or Sub-Adviser may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. For a more complete description of procedures on effecting portfolio transactions, see the SAI.

     Some securities considered for investment by the Fund may also be appropriate for other accounts served by the Adviser or Sub-Adviser, including the Adviser's or Sub-Adviser's general account. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other accounts served by the Adviser or Sub-Adviser is considered at or about the same time, it is the policy of AUL and the Sub-Adviser not to favor any one account or Portfolio over another, and any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or Portfolio. While it is conceivable that in certain instances this Procedure could adversely affect the price or number of shares involved in a particular Portfolio transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. This allocation method and the results of such allocations, are subject to periodic review by the Fund's Adviser, Sub-Advisers, and Board of Directors.

     For reporting purposes, each Portfolio's turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Portfolio (other than short-term securities) were replaced once during the fiscal year. The turnover rate for each of the Portfolios that had investment operations during the periods shown is listed in the section titled "Condensed Financial Information" in this Prospectus.


     The turnover rate for each of the Portfolios will vary from year to year, and, depending on market conditions, turnover could be greater in periods of unusual market movement and volatility. A higher turnover rate would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a Portfolio and ultimately by the Portfolio's shareholders.

                        DESCRIPTION OF THE FUND'S SHARES


     The Fund was organized as a Maryland Corporation on July 26, 1989, and currently consists of eight separately managed Portfolios. The Board of Directors may establish additional portfolios in the future. The capitalization of the Fund consists of 325,000,000 authorized shares of common stock, par value $0.001 per share with 20,000,000 unallocated shares. When issued, shares of the Fund are fully paid, non-assessable, and freely transferable. Maryland corporate law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing directors, changing fundamental policies, or approving an advisory contract.

     In accordance with current law, it is anticipated that AUL will request voting instructions from owners or participants of any Contracts that are funded by separate accounts that are registered investment companies under the 1940 Act and will vote shares in any such separate account attributable to the Contracts in proportion to the voting instructions received. AUL may vote shares of any Portfolio, if any, that it owns beneficially in its own discretion. In connection with the organization of the Fund, AUL invested in shares of the Portfolios to provide the initial capital. Thus, until a significant number of shares of the Portfolios are sold in connection with Contracts funded by registered separate accounts, AUL may control the Portfolios. It is anticipated that AUL and one or more of its separate accounts will be the sole record shareholders of the Fund.


                        DIVIDENDS, DISTRIBUTION AND TAXES

FEDERAL INCOME TAX STATUS

     Each Portfolio intends to qualify and to elect to be treated each year as a regulated investment company under Sub-chapter M of the Internal Revenue Code (the "Code"). Each Portfolio that qualifies as a regulated investment company will not be subject to Federal income tax on the net income (including capital gains) distributed by it. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio unless the shareholder (separate account) elects otherwise.

     Distributions of any net investment income and of any net realized short-term capital gains are treated as ordinary income for tax purposes in the hands of the shareholder (separate account). The excess of any net long-term capital gains over the short-term capital losses will, to the extent distributed, be treated as long-term capital gains in the hands of the separate account regardless of the length of time the separate account may have held the shares.

     Reference is made to the Prospectus for the separate account or accounts that invest in the Fund and/or the applicable contract for information regarding the federal income tax treatment of distributions to the separate account or accounts.

DISTRIBUTIONS AND DIVIDENDS

     Any distributions made by a Portfolio will be automatically reinvested in additional shares of that Portfolio, unless an election is made on behalf of a separate account to receive distributions in cash. Dividends or distributions by a Portfolio other than the Money Market Portfolio will reduce the per-share net asset value by the per-share amount so paid.

                        PURCHASE AND REDEMPTION OF SHARES

     As of the date of this Prospectus, shares of the Fund are offered only for purchase by one or more separate accounts of AUL to serve as an investment medium for the Contracts issued by AUL. Shares of each Portfolio may be offered in the future to separate accounts of other affiliated or unaffiliated insurance companies to serve as the underlying investments for variable life and annuity contracts. Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt of a purchase order by AUL at its Home Office, on behalf of a separate account. Redemptions will be effected by the separate accounts to meet obligations under the Contracts. Owners of the Contracts do not deal directly with the Fund with respect to acquisition, redemption, or transfer of shares, and should refer to the Contract (or Certificate thereunder), or if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.


     Shares of a Portfolio may be redeemed on any day that AUL is open for business. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request by AUL at its home office, on behalf of a separate account. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Fund (i) when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted; (ii) because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of new assets not reasonably practicable; and (iii) whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

                                 NET ASSET VALUE


     The net asset value is determined by dividing the value of each Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, at or about 4 p.m., eastern standard time ("EST"). The determination may be made earlier than 4 p.m. EST if the NYSE closes earlier than 4 p.m. EST and it is possible to determine the net asset value at that time. Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on days when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.

     The value of the assets of each Portfolio other than the Money Market Portfolio is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and for short-term debt securities. The net asset value per share of each Portfolio except the Money Market Portfolio will fluctuate in response to changes in market conditions and other factors. The Money Market Portfolio will attempt to maintain a constant net asset value per share of $1.00, which will not fluctuate in response to changes in market conditions, although there can be no assurance that this will be achieved. The Money Market Portfolio attempts to maintain a constant net asset value per share by using the amortized cost method of valuation for its portfolio securities. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the SAI for a description of certain conditions and procedures followed by the Portfolio in connection with amortized cost valuation.


                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include the yield and effective yield of the Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements and sales literature. Performance information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares.

     Current yield for the Money Market Portfolio will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Portfolio is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings on reinvested dividends.

     For the remaining Portfolios, any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     Quotations of average annual total return for any Portfolio will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Portfolio over periods of one, five and ten years (or if less, up to the life of the Portfolio), will reflect the deduction of a proportional share of Portfolio expenses (on an annual basis), and will assume that all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods.

     Quotations of yield or total return for the Fund will not take into account charges or deductions against any separate account to which Fund shares are sold or charges and deductions against the Contracts issued by AUL. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objective or objectives, policies and characteristics, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Portfolio, see "Performance Information" in the SAI.

                                  LEGAL COUNSEL

     Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal matters in connection with the shares offered by this Prospectus, and also acts as outside counsel to the Fund.

                             INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., One American Square, Indianapolis, Indiana, serve as independent accountants of the Fund.

                       STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains more specific information relating to the AUL American Series Fund, Inc. A summary of the Table of Contents of the Statement of Additional Information is set forth below:

Description                                                                                                                    Page


INTRODUCTION.............................................................................................................
DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES......................................................................
INVESTMENT RESTRICTIONS..................................................................................................
MANAGEMENT OF THE FUND...................................................................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................................................................
NET ASSET VALUE..........................................................................................................
PERFORMANCE INFORMATION..................................................................................................
TAXATION.................................................................................................................
OTHER INFORMATION........................................................................................................
FINANCIAL STATEMENTS.....................................................................................................
APPENDIX I...............................................................................................................

A Statement of Additional Information may be obtained by calling or writing to AUL at the telephone number and address in the front of this Prospectus.

================================================================================
         No dealer, salesman or any other person is authorized by the AUL American Series Fund to give any information or to make any representation other than as contained in this Prospectus in connection with the offering described herein.

         There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with respect to the offering herein described. For further information with respect to the AUL American Series Fund, reference is made thereto and the exhibits filed therewith or incorporated therein, which include all contracts or documents referred to herein.
================================================================================





                         AUL AMERICAN SERIES FUND, INC.

                           Variable Life and Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)


                               One American Square
                           Indianapolis, Indiana 46282


                                   PROSPECTUS


                               Dated: May 1, 1998


================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                         AUL AMERICAN SERIES FUND, INC.


                                   May 1, 1998





--------------------------------------------------------------------------------

     AUL American Series Fund, Inc. (the "Fund") is an open-end, diversified management investment company currently consisting of eight separate investment portfolios: the AUL American Equity Portfolio ("Equity Portfolio"), the AUL American Bond Portfolio ("Bond Portfolio"), the AUL American Money Market Portfolio ("Money Market Portfolio"), the AUL American Managed Portfolio
("Managed Portfolio"), the AUL American Tactical Asset Allocation Portfolio ("Tactical Asset Allocation Portfolio"), the AUL American Conservative Investor Portfolio ("Conservative Investor Portfolio"), the AUL American Moderate
Investor Portfolio ("Moderate Investor Portfolio"), and the AUL American Aggressive Investor Portfolio ("Aggressive Investor Portfolio").

     This Statement of Additional Information is intended to supplement the information provided to investors in the Prospectus dated May 1, 1998, of AUL American Series Fund, Inc., and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this Statement of Additional Information is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this Statement of Additional Information are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone number listed below.



--------------------------------------------------------------------------------




                         AUL American Series Fund, Inc.
                               One American Square
                           Indianapolis, Indiana 46282
                                 (800) 634-1629

                                TABLE OF CONTENTS

Description                                                                                                                   Page

INTRODUCTION...............................................................................................................

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES........................................................................
  U.S. Government Securities...............................................................................................
  Corporate Bonds and Debt Securities......................................................................................
  Mortgage-Related Securities..............................................................................................
   GNMA Certificates.......................................................................................................
   FNMA and FHLMC Obligations..............................................................................................
   Collateralized Mortgage Obligations.....................................................................................
   Other Mortgage-Backed Securities........................................................................................
  Repurchase Agreements....................................................................................................
  Reverse Repurchase Agreements............................................................................................
  Banking Industry and Savings Industry Obligations........................................................................
  Forward Foreign Currency Contracts.......................................................................................
  Options..................................................................................................................
   Risks Associated with Options...........................................................................................
  Futures Contracts........................................................................................................
   Limitations.............................................................................................................
   Risks Associated with Futures...........................................................................................

INVESTMENT RESTRICTIONS....................................................................................................

MANAGEMENT OF THE FUND.....................................................................................................
  Directors and Officers...................................................................................................
  Compensation of Directors................................................................................................
  The Investment Adviser...................................................................................................
  The Sub-Advisers.........................................................................................................
  Purchases and Redemptions................................................................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................................................................
  Brokerage and Research Services..........................................................................................

NET ASSET VALUE............................................................................................................

PERFORMANCE INFORMATION....................................................................................................

TAXATION...................................................................................................................
  Distributions............................................................................................................

OTHER INFORMATION..........................................................................................................
  Capitalization...........................................................................................................
  Voting Rights............................................................................................................
  Custodian, Transfer Agent, and Dividend Disbursing Agent.................................................................
  Independent Accountants..................................................................................................
  Counsel..................................................................................................................

FINANCIAL STATEMENTS.......................................................................................................

APPENDIX I.................................................................................................................
  Corporate Bonds..........................................................................................................
  Commercial Paper.........................................................................................................

                                  INTRODUCTION

     This Statement of Additional Information is designed to elaborate upon the discussion of certain securities and investment techniques which are described in the Prospectus. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this Statement of Additional Information generally correspond to like captions and terms in the Prospectus.

               DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

     All of the Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or obligations guaranteed by, the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include a variety of Treasury securities which differ with respect to coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). The payment of principal and interest of these securities is unconditionally guaranteed by the U.S. Government. They are thus of the highest credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, the United States is directly obligated or guarantees to pay them in full.

     Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor obligations guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are supported by the issuer's right to borrow from the U.S. Government; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal National Mortgage Association ("FNMA"), Federal Home Loan Bank, Federal Land Banks, Farmers Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority.

CORPORATE BONDS AND DEBT SECURITIES

     A Portfolio's investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Portfolio, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

     Among the corporate debt securities in which the Portfolios may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A Portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential.

     Certain Portfolios may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     Securities rated Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investors Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal . . . than in higher rated categories."

     Investments in securities rated below investment grade that are eligible for purchase by certain of the Portfolios are described as "speculative" by both Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Portfolios investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore, tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

MORTGAGE-RELATED SECURITIES

     The LifeStyle Portfolios, Bond Portfolio, Managed Portfolio, and Tactical Allocation Portfolio may invest in GNMA certificates and FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") mortgage-backed obligations. Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations.


     GNMA Certificates: GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Interests in pools of mortgage loans differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the refinancing, foreclosure or sale of the underlying residential property, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

     Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

     FNMA and FHLMC Obligations: FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

     FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

     Collateralized Mortgage Obligations (CMOs): A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer acts as a conduit to allow loan originators (usually builders or savings and loan associations) to borrow against their loan portfolios.

     Certain classes of CMOs pay the holders only the interest paid on the underlying mortgages or mortgage pass-through securities ("interest-only class"). Other classes pay the holders only the principal paid on the underlying mortgages or mortgage pass-through securities ("principal-only class"). Interest-only and principal-only classes of CMOs purchased by a Portfolio are currently considered to be illiquid securities subject to the 10% limitation on investment in illiquid securities. See "Investment Restrictions."

     Other Mortgage-Backed Securities: Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools, because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.


     All Portfolios that may buy mortgage-backed securities may purchase such securities without insurance or guarantees, if the Adviser or Sub-Adviser determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities by certain private organizations may not be readily marketable. As new types of mortgage-backed securities are developed and offered to investors, the Adviser and the Sub-Advisers will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.


REPURCHASE AGREEMENTS

     All Portfolios may invest in repurchase agreements. If a Portfolio acquires a security from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the term of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.


     Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Sub-Adviser, as appropriate, will monitor the value of the underlying securities at the time a repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Sub-Adviser will also evaluate the creditworthiness and financial responsibility of the banks and broker-dealers with which the Portfolios enter into repurchase agreements.

     A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed applicable limits on the Portfolio's investments in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidation of the securities.


REVERSE REPURCHASE AGREEMENTS

     All of the Portfolios may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price.

     A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.


     Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. To the extent that positions in reverse repurchase agreements are covered through the maintenance of a segregated account consisting of liquid assets at least equal to the amount of any forward purchase commitment, such agreements will not be considered to be "senior securities" subject to the limits otherwise applicable to borrowings by a Portfolio. A Portfolio may not enter into an uncovered reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed, when combined with the total borrowings, one-third of the current market value of the Portfolio's total assets (less all its liabilities other than obligations under such agreements).


     A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities or cash or cash equivalents equal to its obligations under reverse repurchase agreements.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

     All Portfolios may invest in (i) certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and (ii) certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&L").


     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or S&L for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A Portfolio will invest in fixed-time deposits (i) which are not subject to prepayment or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits), consistent with applicable limits on its investments in illiquid securities.

     The Conservative Investor, Moderate Investor, Aggressive Investor, Money Market, Managed, and Tactical Asset Allocation Portfolios may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and foreign banks. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (i) the possibility that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

FORWARD FOREIGN CURRENCY CONTRACTS

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which the Portfolios' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Portfolios.

     All Portfolios that may invest in securities denominated in foreign currencies may buy and sell foreign currencies on a forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Portfolio "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Portfolio reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Portfolio is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Portfolio if the value of the hedged currency increases. A Portfolio may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. A Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A Portfolio may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.

     Under applicable tax law, the Portfolios may be required to limit their gains from hedging in forward foreign currency contracts. Although the Portfolios are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the marked-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Portfolios and could affect whether dividends paid by the Portfolios are classified as capital gains or ordinary income.


OPTIONS


     In pursuing their investment objectives, the LifeStyle Portfolios, Equity Portfolio, Bond Portfolio, and Managed Portfolio may engage in the writing (i.e., selling) of put options ("puts") and call options ("calls") on securities. The LifeStyle Portfolios, Bond Portfolio and Managed Portfolio may also purchase calls on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. The Equity Portfolio may purchase a call only in a closing purchase transaction to terminate its obligation on a call which it has written. The LifeStyle Portfolios, Equity Portfolio, Bond Portfolio and Managed Portfolio may purchase a put only in a closing purchase transaction to terminate its obligation on a put which it has written.


     An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the underlying security at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security (in the case of a call) upon payment of the exercise price or to pay the exercise price (in the case of a put) upon delivery of the underlying security.

     A Portfolio may write calls and puts only if they are "covered" or "secured." In the case of a call on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its Custodian) upon conversion or exchange of other securities held by the Portfolio. A put is secured if the Portfolio maintains cash, cash equivalents or U.S. Government securities with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

     If an option written by a Portfolio expires unexercised, the Portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Portfolio expires unexercised, the Portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration of a call, it may be closed out by an offsetting purchase of a call option of the same series (type, exchange, underlying security, exercise price and expiration).

     A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option. If the cost of closing the option is more, the Portfolio will realize a capital loss. The principal factors affecting the market value of a call include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

     The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.

     Risks Associated with Options: There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use an option involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As a writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

    If trading were suspended in an option written by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

FUTURES CONTRACTS


     The Bond Portfolio and the Managed Portfolio may invest in interest rate futures contracts. The LifeStyle Portfolios may invest in interest rate and stock index futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

     To the extent required by regulatory authorities, each investing Portfolio will limit its use of futures contracts to hedging and related transactions so that a Portfolio will not be deemed a commodity pool. For example, a Portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Portfolio's securities or the price of the securities which the Portfolio may wish to purchase. The hedging techniques used by a Portfolio may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Portfolio's exposure to interest rate fluctuations, a Portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts.

     A Portfolio will only enter into futures contracts which are standardized and traded on an exchange, board of trade, or similar entity.


     If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark-to-market its open futures positions.


     When purchasing a futures contract, a Portfolio must maintain with its Custodian (or broker, if legally permitted) cash, U.S. Government securities, or other liquid high grade debt obligations (including any margin) equal to the market value of such contract. When writing a futures contract, a Portfolio must maintain with its Custodian cash, U.S. Government securities, or other liquid high grade debt obligations that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may "cover" its position by owning the instruments underlying the contract, or holding a call permitting the Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the Portfolio (or at a higher price if the difference is maintained in liquid assets with its Custodian).

     Generally, under futures contracts obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.


     Limitations: A Portfolio will not enter into a futures contract if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio would exceed 5% of the Portfolios' total assets.

     A Portfolio may not maintain open short positions in futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions.

     The Fund will comply with certain regulations of the Commodity Futures Trading Commission, under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool," which require a Portfolio to invest in futures contracts for bona fide hedging purposes, or alternatively, to set aside cash and short-term obligations with respect to long positions in a futures contract. Under these regulations, the "underlying commodity value" (the size of the contract multiplied by the daily settlement price of the contract) of each long position in a commodity futures contract in which a Portfolio may invest may not at any time exceed the sum of:

(i) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract;

(ii) unrealized appreciation on the contract held by the broker; and

(iii) cash proceeds from existing investments due in not more than 30 days.

     The Fund reserves the right to engage in other types of futures transactions in the future and to use futures for other than hedging purposes to the extent permitted by regulatory authorities. If other types of futures contracts are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Directors determines that their use is consistent with the Portfolio's investment objective or objectives.


     Risks Associated with Futures: There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities or currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for interest rate or stock index futures, including technical influences in futures trading, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.


     The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position. When such a market does not exist, the Portfolio remains obligated to meet margin requirements until the position is closed.

FOREIGN SECURITIES


     Subject to the limits set forth in the Prospectus, each of the LifeStyle Portfolios and the Tactical Asset Allocation Portfolio may purchase certain foreign securities and American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It is possible that market quotations for foreign securities will not be readily available. In such event, these securities shall be valued at fair market value as determined in good faith by Dean Investment Associates or BEA Associates under the supervision of the Board of Directors of the Fund. If it should become necessary, a Portfolio could encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. Transaction costs with respect to foreign securities may be higher. Dean Investment Associates and BEA Associates will consider these and other factors before investing in foreign securities. A Portfolio may concentrate its investments in securities of issuers of one or more foreign countries.

OTHER INVESTMENT COMPANIES

     Subject to the limits set forth in the Prospectus, each Portfolio may invest in shares issued by other investment companies. The Tactical Asset Allocation Portfolio may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of money market funds, which are investment com-panies. A Portfolio will indirectly bear its proportionate share of any investment advisory fees and expenses paid by the funds in which it invests, in addition to the investment advisory fee and expenses paid by the Portfolio.

ZERO COUPON AND STEP COUPON SECURITIES

     The Bond Portfolio, Managed Portfolio, Tactical Asset Allocation Portfolio, and the LifeStyle Portfolios may invest in zero coupon and step coupon securities. Zero coupon and step coupon bonds are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

     Current Federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds.


     Generally, the market prices of zero coupon and step coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

                            INVESTMENT RESTRICTIONS

     Each Portfolio's investment objective or objectives as set forth in the Prospectus under "Investment Objectives and Policies," together with the investment restrictions set forth below, are fundamental policies of each existing Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting shares of a Portfolio means the vote at an annual or special meeting of the lesser of: (i) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting shares of such Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such Portfolio. Under these restrictions, an existing Portfolio may not:

(1) Invest in a security if, with respect to 75% of its total assets, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

(2) Invest in a security if, with respect to 75% of its assets, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

(3) Invest in a security if more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to U.S. Government securities (or repurchase agreements with respect thereto), and (b) with respect to the Money Market and Managed Portfolios, to securities or obligations (other than commercial paper) issued by domestic branches of U.S. banks.

(4) Purchase or sell real estate, except that a Portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests.

(5) Purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities), except a Portfolio engaged in transactions in options and futures, and options on futures may make margin deposits in connection with those transactions.

(6) Issue senior securities, except insofar as a Portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that Portfolio's borrowing policies. For purposes of this investment restriction, the writing of stock options, and collateral arrangements with respect to margin or other deposits respecting futures contracts, and related options, are not deemed to be an issuance of a senior security.

(7) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a Portfolio may be deemed to be an underwriter under the federal securities laws.

(8)  Make short sales of securities, except short sales against the box.

(9) Borrow money or pledge, mortgage, or hypothecate its assets, except that a Portfolio may (a) borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25% of a Portfolio's net assets and a Portfolio will not purchase additional securities while borrowing funds in excess of 5% of that Portfolio's net assets; and (b) enter into reverse repurchase agreements and transactions in options, and interest rate futures contracts, stock index futures contracts, other futures contracts based on other financial instruments, and options on such futures contracts. For these purposes, the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, and options on futures contracts, will not be deemed to be pledges of a Portfolio's assets.

(10) Invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven days, or other securities which in the determination of the Adviser are illiquid if, as a result of such investment, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities.

(11) Purchase or sell commodities or commodities contracts, except that any Portfolio may engage in transactions in interest rate futures contracts, stock index futures contracts, and other futures contracts based on other financial instruments, and on options on such futures contracts.

     To the extent a Portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the maintenance of a segregated account consisting of assets determined to be liquid in accordance with procedures adopted by the directors, equal in value to the amount of the Portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the Portfolio and therefore will not be subject to investment restriction no. 6.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     Information pertaining to the directors and officers of the Fund is set forth below.
                                                Principal Occupation During
    Name and Position                              the Past Five Years
    -----------------                           ---------------------------

    James W. Murphy,*                           Senior Vice President
      Chairman of the Board and President         Corporate Finance, AUL

    Dr. Ronald D. Anderson, Director            Professor: School of Business,
      Indiana University, Indianapolis            Indiana University,
      801 W. Michigan St.                         Indianapolis
      Indianapolis, IN 46223

    Dr. Leslie Lenkowsky, Director              Professor: Indiana University
      Indiana University Center of Philanthropy   Center of Philanthropy
      550 W. North St., Suite 301                 (9/97 to present)
      Indianapolis, IN 46202                    President, Hudson Institute
                                                   (6/90 - 9/97)

    R. Stephen Radcliffe, Director              Executive Vice President, AUL
                                                  (2/94 to Present); Senior Vice
                                                  President & Chief Actuary
                                                  10/87 - 2/94)

    James P. Shanahan,*                         Senior Vice President, Pension
      Director, Vice President and Treasurer      Operations, AUL (1/84 - 1/98)
      11103 Sloop Ct.
      Indianapolis, IN  46236

    Richard A. Wacker,* Secretary               Associate General Counsel, AUL,
                                                  (10/92 to present)

*Because of their positions as stated above, Messrs. Murphy, Radcliffe ,Shanahan and Wacker are "interested persons" of the Fund, as defined in the 1940 Act. With the exception of Mr. Shanahan, whose address is listed above, their business address is One American Square, Indianapolis, Indiana 46282.


COMPENSATION OF DIRECTORS


     The Fund pays those directors who are not officers or employees of AUL a fee of $4,500 per year plus $450.00 per board meeting attended. The Fund also pays travel expenses incurred by all directors to attend meetings of the board or of the audit committee. During the fiscal year ended December 31, 1997, the Fund paid to all directors who are not "interested persons" of the Fund fees aggregating $______. AUL pays all salaries, fees, and expenses of any officer or director of the Fund who is an officer or employee of AUL. As of the end of the 1997 fiscal year, the officers and directors, as a group, have no interest in any contracts which would entitle them to give voting instructions for any Portfolio.


THE INVESTMENT ADVISER

     American United Life Insurance Company(R) serves as Adviser to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") between it and the Fund. The Adviser is responsible for administering affairs of the Fund and supervising the investment program for the Portfolios in accordance with applicable laws and regulations. The Adviser also furnishes to the Board of Directors, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.


     The Advisory Agreement with the Adviser, dated March 8, 1990, was originally approved by a majority of the Fund's directors, including a majority of the directors who are not parties to the agreement or interested persons of any such party (the "independent directors"). Subsequently, on May 10, 1991, the Advisory Agreement was approved by a majority of the Fund's shareholders at a meeting called for the purpose of voting on the approval of the Advisory Agreement. From year to year thereafter, the Advisory Agreement will continue in effect, provided such continuance is approved at least annually by (i) the holders of a majority of the outstanding voting securities of the

Fund or by the Board and (ii) a majority of the independent directors. The Advisory Agreement will terminate automatically in the event of its assignment, and it may be terminated without penalty on sixty days' written notice by the Adviser, the Board, or pursuant to a majority vote, in accordance with the 1940 Act, of the persons entitled to vote in respect to the Fund. The Advisory Agreement was last approved by the Board, including a majority of the independent directors, on March 27, 1997 for the period March 27, 1997 to March 27, 1998 or if a regularly scheduled Board meeting is not held in March 1998, at the next regularly scheduled meeting of the Board of Directors held thereafter.

     The Fund pays the Adviser a fee for its services under the Advisory Agreement based on an annual percentage of the average daily net assets of each Portfolio. The Fund pays the Adviser a monthly fee at an annual rate of .50% of the average daily net assets for each of the Equity Portfolio, Bond Portfolio, Money Market Portfolio, and Managed Portfolios; .80% for the Tactical Asset Allocation Portfolio; and .70% for each of the LifeStyle Portfolios. For the years ended December 31, 1997, 1996, and 1995, respectively, the Adviser was entitled to receive (or did receive) the following advisory fees from the
Portfolios: $__________, $212,114, and $144,456 from the Equity Portfolio; $____________, $166,215, and $117,761 from the Bond Portfolio; $__________,
$137,536, and $96,175 from the Money Market Portfolio;  $___________,  $184,974, and $142,020 from the Managed  Portfolio;  and $___________,  $11,644 and $2,399
from the Tactical Asset Allocation Portfolio.

     As of December 31, 1997, the percentage of the outstanding voting shares owned by AUL and held in its general account were as follows: 8.05% of the Equity Portfolio and 13.97% of the Tactical Asset Allocation Portfolio. As of the same date, the directors and officers of the Fund, as a group, owned less than 1% of the Fund's shares or the shares of any Portfolio.

THE SUB-ADVISERS

     Dean Investment Associates, ("Dean") a division of C.H. Dean and Associates, Inc., serves as the Sub-Adviser for the Tactical Asset Allocation Portfolio pursuant to a Sub-Advisory Agreement dated May 15, 1995. The Sub-Advisory Agreement initially was approved by the Board of Directors of the Fund, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act) on May 12, 1995, and was last approved by the Board of Directors of the Fund, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party, on March 27, 1997 for the one-year period ending March 27, 1998, or if a regularly scheduled Board meeting is not held in March, 1998, at the next regularly scheduled meeting of the Board of Directors held thereafter. The Sub-Advisory Agreement provides that it will continue in effect from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, and (b) by a majority of the directors who are not parties to such agreement or "interested persons" of any such party. The Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of the Fund or AUL and upon six months' written notice at the option of Dean, and terminates automatically in the event of its assignment. For the years ended December 31, 1997, 1996, and 1995, Dean was entitled to receive (or did receive) the following sub-advisory fees from the Adviser: $_____, $_____, and $_____.

     BEA Associates ("BEA"), a member of Credit Suisse Asset Management, serves as the Sub-Adviser for the growth-oriented equity and foreign equity portions of each LifeStyle Portfolio pursuant to Sub-Advisory Agreements dated ______, 1998. The BEA Sub-Advisory Agreement was approved by the Board of Directors of the Fund, including a majority of the directors who are not parties to the agreement or "interested persons" of any such party (as defined in the 1940 Act), on March 10, 1998. The BEA Sub-Advisory Agreement provides that it will continue in effect for an initial term of one year from its execution, and from year to year thereafter if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the applicable LifeStyle Portfolio, and
(b) by a majority of the directors who are not parties to such agreement or "interested persons" of any such party. The BEA Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of the Fund or AUL and upon six months' written notice at the option of BEA, and terminates automatically in the event of its assignment.

     Subject to the supervision of the Adviser and the Fund's Board of Directors, each Sub-Adviser is responsible for the actual management of the Portfolio or portion thereof, for which it serves as Sub-Adviser, and for making decisions to buy, sell, or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolio.


PURCHASES AND REDEMPTIONS


     For information on purchase and redemption of shares, see "Purchase and Redemption of Shares" in the Prospectus. The Fund may suspend the right of redemption of shares of any Portfolio for any period: (i) during which the New York Stock Exchange (the "NYSE") is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the Securities and Exchange Commission (the "SEC") determines that a state of emergency exists which may make payment or transfer not reasonably practicable;
(iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

BROKERAGE AND RESEARCH SERVICES

     The Portfolios generally pay a fee or incur an expense in connection with effecting transactions in securities. Transactions on national stock exchanges and other agency transactions involve the payment by a Portfolio of brokerage commissions. Such commissions may be negotiable and may vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of fixed-income securities, most of which are traded in the over-the-counter markets, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     The Adviser or Sub-Adviser for a Portfolio places orders for the purchase and sale of portfolio securities and options for a Portfolio through a substantial number of broker-dealers. In executing transactions, the Adviser or Sub-Adviser will attempt to obtain the best execution for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of portfolio securities in transactions on national stock exchanges for the account of a Portfolio, the Adviser or Sub-Adviser may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or mark-up.


     Some securities considered for investment by the Fund's Portfolios may also be appropriate for other accounts served by the Adviser or Sub-Adviser, including the Adviser's or Sub-Adviser's general account. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these accounts served by the Adviser or Sub-Adviser is considered at or about the same time, it is the policy of AUL and each Sub-Adviser not to favor any one account or Portfolio over another, and any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or portfolio. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in a particular portfolio transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. This allocation method, and the results of such allocations, are subject to periodic review by the Fund's Adviser, Sub-Advisers, and Board of Directors.

     For many years, it has been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or a Sub-Adviser may receive research services from many broker-dealers with which the Adviser or Sub-Adviser places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Sub-Adviser in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Adviser, Sub-Advisers, and their affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Sub-Advisers may cause the Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in that Act) to the Adviser or Sub-Adviser, an amount of disclosed commission for effecting the commission which another broker-dealer would have charged for effecting that transaction.


     During the fiscal years ended December 31, 1997, 1996, and 1995, respectively, brokerage commissions in the amount of $ ________, $28,865, and
$25,122 were paid for transactions in the Equity Portfolio, brokerage commissions in the amount of $ __________, $16,728, and $14,437, were paid for transactions involving the Managed Portfolio, and brokerage commissions in the amount of $ ________, $608, and $1,534 were paid for transactions involving the Tactical Asset Allocation Portfolio. There were no brokerage commissions paid for the Bond and Money Market Portfolios during these periods, and the LifeStyle Portfolios had not commenced operations during these periods. The aggregate dollar value of equity transactions (net of commissions and SEC charges) on which brokerage commissions were paid for the years ended December 31, 1997, 1996, and 1995, respectively, were as follows: $ ___________, $13,255,756, and
$9,735,024 for the Equity Portfolio, $ ____________,  $7,694,750, and $5,663,294
for the Managed Portfolio, $ _________, $187,488, and $1,068,342 for the Tactical Asset Allocation Portfolio. All of the broker-dealers through which brokerage transactions were executed provided research services to AUL.

                                 NET ASSET VALUE


     As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders generally is determined at or about 4:00 P.M. eastern standard time, on each day the NYSE is open for trading. The determination may be made earlier than 4:00
P.M. EST if the NYSE closes earlier than 4:00 P.M. and it is possible to determine the net asset value at that time. Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on days when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving and either the day before or after Christmas or Independence Day.


     The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a money market security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

     The SEC's regulations require the Money Market Portfolio to adhere to certain conditions in connection with using the amortized cost method of valuation. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity), and to invest only in securities determined by the Adviser to be of the highest quality with minimal credit risks.


                             PERFORMANCE INFORMATION

     The Fund may, from time to time, include the yield and effective yield of the Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements or sales literature. Performance information for the Portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

     Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

     "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield = [(Base Period Return + 1)**365/7]-1


     For the 7-day period ended December 31, 1997, the current yield for the Money Market Portfolio was _____% and the effective yield was ______%.


     Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

     YIELD  =  2[(a-b/cd  + 1)**6 - 1]

where

     a = dividends and interests earned during the period,

     b = expenses accrued for the period (net of reimbursements),

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

     d = the maximum offering price per share on the last day of the period.


     For the period ended December 31, 1997, the yield for the Equity Portfolio was ______%; for the Bond Portfolio, _______%; for the Managed Portfolio, ____%; and for the Tactical Asset Allocation Portfolio, ______%.

     Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return for each of the Portfolios for the year ended
December 31, 1997 was _____% for the Equity Portfolio, _____% for the Bond Portfolio, ______% for the Money Market Portfolio, ______% for the Managed Portfolio and ______% for the Tactical Asset Allocation Portfolio. The average annual total return for the period from April 10, 1990 (the date the Fund commenced operations) through December 31, 1997 for each of the Portfolios was _____% for the Equity Portfolio, ______% for the Bond Portfolio, ______% for the Money Market Portfolio, and ______% for the Managed Portfolio. The average annual total return for the Tactical Asset Allocation Portfolio for the period from July 31, 1995 (the date the Portfolio commenced operations) through December 31, 1997 was ______%.

     Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's Index of 500 Common Stocks ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the Lehman Brothers Government Bond Index, the Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporation Index, the Salomon High Yield Index, or other indices that measure performance of a pertinent group of securities; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Account or Accounts to which the Fund shares are sold or charges and deductions against the life or annuity contracts issued by AUL.

     Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION


     Each Portfolio intends to qualify annually and elect to be treated as a regulated investment company under the Code.


     To qualify as a regulated investment company, each Portfolio must, among other things: (i) derive in each taxable year at least ninety percent (90%) of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive in each taxable year less than thirty percent (30%) of its gross income from the sale or other disposition of stocks, securities, and certain other assets held less than three months; (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least fifty percent (50%) of the market value of the Portfolio's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies with such other securities any one issuer limited for the purposes of this calculation to an amount not greater than five percent (5%) of the value of the Portfolio's total assets and ten percent (10%) of the outstanding voting securities of such issuer, and (b) not more than twenty-five percent (25%) of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iv) distribute at least ninety percent (90%) of its net investment income (which includes dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year. Certain hedging transactions that may be undertaken by one or more Portfolios may be limited by the requirements relating to a Portfolio's status as a regulated investment company.

     As a regulated investment company, a Portfolio will not be subject to U.S. federal income tax on its net investment income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible four percent (4%) excise tax. To avoid the tax, a Portfolio must distribute during each calendar year, (i) at least ninety-eight percent (98%) of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least ninety-eight percent (98%) of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. Each year, each Portfolio will determine whether it may be subject to the calendar year distribution requirement. If a Portfolio determines that it is subject to this distribution requirement, it intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid December 31 if it is declared by a Portfolio in October, November, or December of the year and paid by the Portfolio by January 31 of the following year. Such distributions will be taxable to shareholders in the year in which the distributions are declared, rather than the year in which the distributions are received.

DISTRIBUTIONS

     Distributions of any net investment income by a Portfolio are taxable to the shareholder as ordinary income. Net capital gains will be treated, to the extent distributed, as long-term capital gains in the hands of the shareholder.

                                OTHER INFORMATION

CAPITALIZATION


     The Fund was incorporated under the laws of Maryland on July 26, 1989. The capitalization of the Fund consists of 325,000,000 authorized shares of common stock with a par value of $0.001 each with 20,000,000 unallocated shares. The Board of Directors may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, nonassessable, redeemable, and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Portfolio.


     Expenses incurred by the Fund in connection with the organization of the Tactical Asset Allocation Portfolio aggregated approximately $8,688. These costs have been deferred and are being amortized over a period of 5 years beginning with the commencement of operations.


     Expenses incurred by the Fund in connection with the organization of the LifeStyle Portfolios aggregated approximately $________. These costs have been deferred and will be amortized over a period of 5 years beginning with the commencement of operations.


VOTING RIGHTS

     Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, and each fractional share will be given a proportionate fractional vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

     Under the Fund's charter, the Fund is not required to hold annual meetings of shareholders to elect directors or for other purposes and it is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Fund's charter. In this regard, the Fund will be required to hold a meeting to elect directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the directors have been elected by the shareholders of the Fund. In addition, the charter provides that the holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as director either by declaration in writing or at a meeting called for such purpose. The Fund's shares do not have cumulative voting rights.

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

     The Bank of New York, New York, New York, serves as the Fund's Custodian and Dividend Dispursing Agent. AUL serves as the Fund's Transfer Agent.


INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P. serves as independent accountants of the Fund.

COUNSEL

     Dechert Price & Rhoads, Washington, D.C., has passed upon certain legal matters in connection with the shares offered by the Fund and acts as outside counsel to the Fund.

                              FINANCIAL STATEMENTS


     The Financial Statements of the Fund, as of December 31, 1997, including the Notes thereto, are incorporated by reference in the Statement of Additional Information from the Annual Report of the Fund as of December 31, 1997. The Financial Statements have been audited by Coopers & Lybrand L.L.P., the independent accountants for the Fund. Management's Discussion and Analysis is contained in the Fund's Annual Report, which is available without charge and may be obtained by writing to the Fund at One American Square, Indianapolis, IN 46282 or by calling the Fund at (800) 634-1629.

                                   APPENDIX I

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

CORPORATE BONDS

     Bonds rated Aa by Moody's Investors Service, Inc. ("Moody's") are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


     Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


     Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

COMMERCIAL PAPER

     The prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

     Commercial paper rated A by Standard & Poor's has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB; (3) the issuer should have access to at least two additional channels of borrowing; (4) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (5) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.
--------------------------------------------------------------------------------

================================================================================
         No dealer, salesman or any other person is authorized by the AUL American Series Fund to give any information or to make any representation other than as contained in this Statement of Additional Information in connection with the offering described herein.

         There has been filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, with respect to the offering herein described. For further information with respect to the AUL American Series Fund, reference is made thereto and the exhibits filed therewith or incorporated therein, which include all contracts or documents referred to herein.
================================================================================





                         AUL AMERICAN SERIES FUND, INC.

                       Variable Life and Annuity Contracts

                                     Sold By

                                 AMERICAN UNITED
                            LIFE INSURANCE COMPANY(R)



                               One American Square
                           Indianapolis, Indiana 46282


                       STATEMENT OF ADDITIONAL INFORMATION


                               Dated: May 1, 1998


================================================================================

                            Part C: Other Information

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS.


(a) Financial Statements
    1.  Included in Prospectus (Part A):
          Condensed Financial Information
    2.  Included in Statement of Additional Information (Part B):
          Registrant's Annual Report is incorporated by reference thereto and contains the following Financial Statements:
            Management's Discussion of Fund Performance
            Report of Independent Accountants
            Statement of Net Assets for the year ended December 31, 1997 Statement of Operations for the year ended December 31, 1997 Statement of Changes in Net Assets for the years ended December 31,
              1997 and 1996
            Schedule of Investments--Equity Portfolio--December 31, 1997 Schedule of Investments--Money Market Portfolio--December 31, 1997 Schedule of Investments--Bond Portfolio--December 31, 1997
            Schedule of Investments--Managed Portfolio--December 31, 1997 Schedule of Investments--Tactical Asset Allocation Portfolio--
              December 31, 1997
            Notes to Financial Statements

(b) Exhibits (the number of each exhibit relates to the exhibit designation in Form N-1A):
     1. Articles of Incorporation(1)(7)
     2. By-laws(1)
     3. Not applicable
     4. Not applicable
     5. Form in Investment Advisory Agreement(2)(7)
     6. Not applicable
     7. Not applicable
     8. Form of Custodian Agreement(3)(6)(7)
     9. Form of Agency Agreement(3)(7)
    10. Opinion and Consent of Counsel(2)
    11. (a) Consent of Independent Accountants(6)*
        (b) Powers of Attorney(2)(5)
    12. Financial Statements(6)
    13. Not applicable
    14. Not applicable
    15. Not applicable
    16. Computation of Performance Quotations
    17. Financial Data Schedules(2)(5)(6)


     (1) Filed with the Registrant's Registration Statement (File No. 33-30156) on July 27, 1989, and incorporated by reference herein.

     (2) Filed with Pre-Effective Amendment No. 2, dated January 16, 1990, to the Registrant's Registration Statement, and incorporated by reference herein.

     (3) Filed with Pre-Effective Amendment No. 3, dated January 26, 1990, to the Registrant's Registration Statement, and incorporated by reference herein.

     (4) Filed as an Exhibit with Post-Effective Amendment No. 6, dated April 28, 1995, to the Registrant's Registration Statement, and incorporated by reference herein.

     (5) Filed as an Exhibit with Post-Effective Amendment No. 8, dated May 1, 1996, to the Registrant's Registration Statement, and incorporated by reference herein.

     (6) Filed as an Exhibit with Post-Effective Amendment No. 9, dated May 1, 1997, to the Registrant's Registration Statement, and incorporated by reference herein.


     (7) Filed as an Exhibit with Post-Effective Amendment No. 10, dated February 13, 1998, to the Registrant's Registration Statement, and incorporated by reference herein.

*to be filed by Post Effective Amendment.

ITEM 25:  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


In accordance with current law, it is anticipated that American United Life Insurance Company(R) ("AUL") will request voting instructions from owners or participants of any Contracts that are funded by separate accounts that are registered investment companies under the Investment Company Act of 1940 and will vote shares in any such separate account attributable to the Contracts in proportion to the voting instructions received. AUL may vote shares of any Portfolio, if any, that it owns beneficially in its own discretion. As a result of providing the initial capital for the Portfolios, on December 31, 1997, AUL owned 8.05% of the outstanding shares of Registrant's Equity Portfolio and 13.97% of the Registrant's Tactical Asset Allocation Portfolio. As a mutual insurance company organized under the laws of the state of Indiana, AUL has no shareholders and therefore, no one individual controls as much as 10% of AUL.


AUL American Unit Trust and AUL American Individual Unit Trust are separate accounts of AUL, organized for the purpose of the respective sale of group and individual variable life and annuity contracts.


AUL American Individual Variable Life Unit Trust is a separate account of AUL, organized for the purpose of the sale of individual variable life contracts.


American United Life Pooled Equity Fund B is a separate account of AUL organized for the purpose of the sale of group variable annuity contracts.

AUL Equity Sales Corp. is a wholly owned subsidiary of AUL, organized under the laws of the State of Indiana in 1969 for the purpose of the sale of mutual funds on an "application-way" basis only.

AUL may also be deemed to control State Life Insurance Company(R) ("State Life") since a majority of AUL's Directors also serve as Directors of State Life. By virtue of an agreement between AUL and State Life, AUL provides investment and other support services for State Life on a contractual basis.

AUL owns a 20% share of the stock of Princeton Reinsurance Managers, LLC, a limited liability Delaware company. AUl's affiliation provides an alternative marketing channel for its Reinsurance Division.

ITEM 26:  NUMBER OF HOLDERS OF SECURITIES.

As of the date of this Post-Effective Amendment to the Registration Statement, AUL, the AUL American Unit Trust, the AUL American Individual Unit Trust, and the AUL Group Retirement Annuity Separate Account II, separate accounts of AUL, are the sole record holders of securities registered pursuant to this Registration Statement.

ITEM 27:  INDEMNIFICATION.

Reference is made to Article VIII of the Registrant's Articles of Incorporation and to Article XI of the Registrant's By-laws, both of which are incorporated by reference herein.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 28:  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The business and other connections of Registrant's investment adviser are described in Part B of this Registrations Statement and in Item 25 above.

Information relating to the Adviser's officers and directors is provided herein.


Name and Address                             Positions and Offices with AUL
----------------                             ------------------------------

John H. Barbre*                              Senior Vice President

Steven C. Beering M.D.                       Director
Purdue University
West Lafayette, Indiana

William R. Brown*                            General Counsel and Secretary, AUL
                                             Secretary, State Life

Arthur L. Bryant                             Director
P.O. Box 406
Indianapolis, Indiana


James M. Cornelius                           Director
P.O. Box 44906
Indianapolis, Indiana


James E. Dora                                Director
P.O. Box 42908
Indianapolis, Indiana

Otto N. Frenzel III                          Director and Chairman of the
101 W. Washington St., Suite 400E            Audit Committee
Indianapolis, Indiana


David W. Goodrich                            Director
Box 82055
Indianapolis, Indiana


William P. Johnson                           Director
P.O. Box 517
Goshen, Indiana


Scott A. Kincaid*                            Senior Vice President


Charles D. Lineback*                         Senior Vice President

James T. Morris                              Director
1220 Waterway Boulevard
Indianapolis, Indiana

James W. Murphy*                             Senior Vice President

Jerry L. Plummer*                            Senior Vice President

R. Stephen Radcliffe*                        Director and Executive
                                             Vice President

Thomas E. Reilly Jr.                         Director and Chairman of the
300 N. Meridian St., Suite 1500              Finance Committee
Indianapolis, Indiana
----------------------------------------------


*One American Square, Indianapolis, Indiana

Name and Address                             Positions and Offices with AUL
----------------                             ------------------------------

William R. Riggs*                            Director

G. David Sapp*                               Senior Vice President


John C. Scully                               Director
2636 Ocean Dr., # 505
Vero Beach, Florida


Jerry D. Semler*                             Chairman of the Board, President,
                                             Chief Executive Officer and
                                             Chairman of the Executive
                                             Committee, AUL; Chairman of the
                                             Board, Chief Executive Officer,
                                             State Life

Yvonne H. Shaheen                            Director
1310 S. Franklin Road
Indianapolis, Indiana


William L. Tindall*                          Senior Vice President


Frank D. Walker                              Director
P.O. Box 40972
Indianapolis, Indiana

Gerald T. Walker*                            Senior Vice President

----------------------------------------------
*One American Square, Indianapolis, Indiana

ITEM 29:  PRINCIPAL UNDERWRITERS.

Not applicable.

ITEM 30:  LOCATION OF ACCOUNTS AND RECORDS.



The Registrant and its Adviser maintain at the Fund's principal office located at One American Square, Indianapolis, Indiana, 46282, physical possession of each account, book or other document, and shareholder records as required by
Section 31(a) of the 1940 Act and rules thereunder. Certain records with respect to the Portfolios of the Fund may be kept by the Fund's custodian.


ITEM 31:  MANAGEMENT SERVICES.

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32:  UNDERTAKINGS.

(a)      Not applicable.

(b)      Not applicable.

(c) Registrant hereby undertakes to provide Management's Discussion of Fund Performance, which is provided in Registrant's latest Annual Report, to each person to whom a Prospectus is given upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment to the Registration Statement (Form N-1A) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Indianapolis and the State of Indiana on this 13th day of February, 1998.


                                       AUL AMERICAN SERIES FUND, INC.


                                       ----------------------------------------
                                       By:  James W. Murphy*, President


/s/   Richard A. Wacker
------------------------

*By:  Richard A. Wacker as Attorney-in-fact


Date:  February 13, 1998



Pursuant to the requirements of the Securities Act of 1933,this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                          Title                         Date
---------                          -----                         ----



---------------------------------  Chairman of the Board     February 13, 1998
James W. Murphy*                   and President (Chief
                                   Executive Officer)

---------------------------------  Director, Vice-President  February 13, 1998
James P. Shanahan*                 and Treasurer (Chief
                                   Financial Officer)


---------------------------------  Director                  February 13, 1998
Ronald D. Anderson*



---------------------------------  Director                  February 13, 1998
Leslie Lenkowsky*






     /s/   Richard A. Wacker
     -----------------------

By:  Richard A. Wacker as Attorney-in-fact


Date: February 13, 1998

                                  EXHIBIT LIST


Exhibit
Number                     Name of Exhibit
-------                    ---------------


1                          Articles Supplementary

5 Form of Addendum to the Investment Advisory Agreement for the LifeStyle Portfolios

5                          Form of Sub-Advisory Agreement for the LifeStyle
                           Portfolios

8 Form of Addendum to the Custodian Agreement for the LifeStyle Portfolios

9 Form of Addendum to the Agency Agreement for the LifeStyle Portfolios